(PRINCIPAL PRESERVATION LOGO)

                              Tax-Exempt Portfolio

                              Government Portfolio

                             S&P 100 Plus Portfolio

                          Dividend Achievers Portfolio

                             Select Value Portfolio

                          PSE Tech 100 Index Portfolio

                            Managed Growth Portfolio

                                  ------------

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)

                                 June 30, 1999
                                 -------------

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
             PRESIDENT'S LETTER/MANAGEMENT DISCUSSION AND ANALYSIS
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                 JUNE 30, 1999

                                                                  August 26 1999

Dear Shareholder:

  I am pleased to present the semiannual report to shareholders of Principal Preservation Portfolios, Inc. for the six months ended June 30, 1999. The total net assets of the portfolios in this report continued to grow, increasing from approximately $390,000,000 as of December 31, 1998 to approximately $530,000,000 as of June 30, 1999.

  The domestic economy continued to grow at a healthy pace during the first six months of 1999. Higher income levels combined with a robust real estate market and increasing stock prices fueled the consumer sector, which was the primary driver of domestic growth. The federal reserve, concerned about inflation in light of the strong economy, finally made good on its warnings with a 0.25% increase in the overnight lending rate. During the first six months we added our ninth portfolio of Principal Preservation Portfolios, Inc. The Managed Growth Portfolio is a mid-cap growth fund managed by Geneva Capital Management. From the beginning of the year to June 30, 1999, we accumulated approximately $6,300,000 in this fund.

  As you review each Portfolio's Statement of Operations included in this Report, you may notice that the expense ratios appear lower than the ratios shown in the Portfolio's Prospectus. As required under new SEC rules, the Prospectus shows gross expenses, without reflecting any voluntary fee waivers or expense reimbursements by the investment advisor. Each Portfolio's operating expenses shown in its Statement of Operations in this Report, on the other hand, have been adjusted to reflect reductions resulting from the investment advisor's voluntary fee waivers and expense reimbursements. These effects are especially pronounced in the PSE Tech 100 Index, Select Value and Managed Growth Portfolios. Consistent with its past practice, the investment advisor absorbed a greater percentage of expenses and waived a greater percentage of its fees for these Portfolios, which have relatively fewer assets, so that the expense ratios actually experienced by the shareholders would be more in line with industry standards. While the investment advisor anticipates continuing to support these Portfolios in this fashion as their assets grow to more competitive levels, you should understand that all such fee waivers and expense reimbursements are voluntary and may be discontinued at any time.

  The accompanying report describes in more detail the factors that affected the performance of your portfolio. We thank you for your continued support and trust with us at Principal Preservation.


                                          Sincerely,

                                          /S/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

This report contained herein is meant to be information to the existing shareholders of Principal Preservation. This does not constitute an offer to sell and should an investor wish to receive more information about the portfolios, they should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

                       MANAGEMENT DISCUSSION AND ANALYSIS

STANDARDIZED PERFORMANCE

  Returns on each Portfolio's net assets are presented throughout this report. Such net asset returns do not reflect the front-end or back-end sales charges investors may pay in connection with their investment. The following table presents standardized average annual total returns, including maximum applicable sales charges.

                                                                PERIOD ENDED JUNE 30, 1999
                                                ----------------------------------------------------------
                                                                                                   SINCE
                                                ONE YEAR        FIVE YEAR        TEN YEAR        INCEPTION
                                                --------        ---------        --------        ---------
  Tax Exempt Portfolio                           -3.82%           5.25%            6.30%*<F1>         --
  Government Portfolio                            -.51%           5.64%            6.71%*<F1>         --
  S&P 100 Plus Portfolio Class A                 21.08%          26.70%           17.55%*<F1>         --
  S&P 100 Plus Portfolio Class B                     --              --               --          19.97%**<F2>
  Dividend Achievers Portfolio Class A           10.82%          21.22%           14.18%              --
  Dividend Achievers Portfolio Class B               --              --               --           9.62%**<F2>
  Select Value Portfolio Class A                -13.38%              --               --          11.59%
  Select Value Portfolio Class B                     --              --               --         -10.17%**<F2>
  PSE Tech 100 Index Portfolio Class A           65.40%              --               --          36.18%
  PSE Tech 100 Index Portfolio Class B               --              --               --          63.78%**<F2>
  Managed Growth Portfolio Class A                   --              --               --          -4.21%
  Managed Growth Portfolio Class B                   --              --               --          -4.00%**<F2>

  *<F1>NOTE:Total returns are not shown for periods in excess of 10 years. **<F2>NOTE:Class B shares were first available beginning July 27, 1998.

FIXED INCOME ANALYSIS

  The bond markets responded negatively to fears of inflation and the possibility of increases in the Fed Funds rate. As a result, the first six months of 1999 were mostly negative, and represented the second worst period in the taxable bond market over the last thirteen years. U.S. Government bond yields rose as measured by the 30-year treasury bonds from approximately 5.09% at December 31, 1998 to 5.97% on June 30, 1999.

  However, due to a stabilization of municipal bond issuances, the tax exempt yields did not rise nearly as much. Therefore municipal bonds, on average, performed better than the taxable bond market during the six months.

  At the end of June, the Federal Reserve increased the discount rate as a pre-emptive strike against inflationary fears. This move slowed the economy and calmed the fixed income markets.

GENERAL STOCK MARKET ANALYSIS

  Stock mutual fund investors were rewarded during the first six months of this year by their focus on large cap growth securities and technology sectors of the market. The S&P 100 Index return for the six-month period was 17.3% and the PSE Tech 100 Index return was 33.7%. This compares to a 9.3% return of the Russell 2000, an index comprised of securities that have a small market capitalization, and the S&P 500 Index return of 12.4%, an index which contains many mid capitalization companies. Similar to 1998, investors continued to ignore the small to mid cap stocks during the first quarter. However, during the second quarter smaller cap stocks caused the Russell 2000 return to reach 15.5%. Earnings disappointments continued to be met with heavy selling pressures by investors, resulting in a decline in the prices of the stocks of companies making those announcements.

TAX-EXEMPT PORTFOLIO

  The six-month total return for the Tax-Exempt Portfolio was (2.91%), compared to the Lipper General Municipal Debt Funds of (5.03%). At the end of 1998, long term municipal bond yields were 101.28% of treasuries. In the first quarter of 1999, U.S. Treasury yields rose over 50 basis points, while long term high quality municipal bond yields rose on average about 10 basis points. As a result, long term municipal bond yields declined to an average of 89.9% of treasury yields, which is closer to the nine year average percentage of 87.02%. The volume of new issues of municipal bonds in the first quarter was average to slightly above average as compared to 1998 issuances, which was the second highest in ten years. The non-callable portion of the Portfolio (which represents about 40%) outperformed the callable portion, as was expected.
Lehman Municipal Research reported that the 22 year plus non-callable index had a one year total return of 10.32% compared to 6.26% for the similar callable index and 6.58% for the 15 year callable index.

  Sales of the portfolio securities were minimal. The Portfolio continues its high quality posture, with 80% of its assets invested in AAA rated bonds and the remaining 20% in AA rated bonds. The manager has not purchased energy bonds because of uncertainty over deregulation of the industry, and also has avoided healthcare bonds because of concerns over proposed Medicare reform.

  After declining slightly during the first two weeks in April, municipal bond yields generally increased during the second quarter of 1999. The yield on the 30-year, AAA bond started the period at 5.06% and fell to 4.99% on April 12, 1999, the only time it was below the 5.00% mark. The yield then rose to the highest level in 20 months, peaking at 5.37% on June 24, 1999.

  The low level of new issues compared to last year slowed the increase of municipal bond yields. New issue volume totaled $57.6 billion during the second quarter of 1999, down about 28% from the same period in 1998. Hence, the relative value of municipal bonds compared to U.S. Treasuries stayed within a range of 5% to 6%. Because of a widening spread between the bid and ask prices, the manager chose to limit portfolio moves in the second quarter. Second quarter performance lagged the benchmark because the duration of the Portfolio was longer than the benchmark. The large percentage of non-callable bonds lengthens the duration. Although, the non-callable bonds outperformed callable bonds generally, in a weak market a short duration holds up better than a longer one. As opportunities present themselves, the manager plans to reduce the duration in order to bring the Portfolio closer to the benchmark.

GOVERNMENT PORTFOLIO

  The Government Portfolio total return for the six months endedJune 30, 1999 was -2.45%, compared with -2.17% for the Morningstar Intermediate Government group funds. You may recall that last year the financial crisis in the Far East, Russia and South America caused a flight to quality and safety in the United States Treasury market. During the first quarter of 1999 this trend reversed. The relative stability that has returned at least to the Far East and South American caused the U.S. Treasury market yield to rise from between 43 and 63 basis points in the two to ten year range. Notably, over the past 20 years, the U.S. Treasury market generally has performed poorly during the first quarter.

  Inflation, as measured by the Consumer Price Index, has been fairly low so far this year, averaging between 1.6% and 1.7% on a year-over-year basis. The only commodity that is higher in price is oil. However, OPEC historically has not demonstrated a keen ability to implement production cuts, so the increase in price may not hold.

  For the reasons discussed above, February was the weakest performing month in the first quarter in 19 years. During that quarter, the spread between direct government securities and mortgage securities continued to narrow, continuing the trend that started in the fourth quarter of 1998. The spread narrowed from 200 basis points in mid-January to 148 by March 31, 1999. The Portfolio contains 19.25% GNMA securities. Funds with a higher percentage of mortgage securities outperformed the Portfolio in the first quarter.

  The performance, although improved in the second quarter, mirrored the bear market of 1994. However, unlike 1994 when the Federal Reserve Board raised interest rates six times, this year, the Fed only raised rates once, and that did not occur until the last day of the second quarter. This produced a mild rally. The last time the Fed raised rates was in 1997. At that time, the 12 month change in the Consumer Price Index was 3% versus a 2% change in the 12 month period ended June 30, 1999; capacity utilization in 1998 was 82.6% versus 80.3% this year, and the Commodity Research Bureau Index was 243.53 versus
184.50 this year.  The CRB Index is at a twenty-five year low.

  The narrowing of the spread between direct government securities and mortgage backed securities ceased after the first quarter. The best performing group of funds in the second quarter were funds invested in U.S. Treasury bills which were rolled over during the quarter.

  The portfolio manager's only trades in the second quarter were the purchase of $2,000,000 U.S. Treasury 9 1/8% bonds maturing on May 15, 2009, which are callable in 2004 to yield over 6% to the call, and a related sale of U.S. Treasury 5.75% bonds maturing on November 30, 2002 to yield 5.86%.

  After raising the Fed Funds rate 0.25% on June 30, 1999, the Fed indicated its stance had changed from a tightening mode to a neutral mode. However, on August 24, 1999, under renewed signals of inflationary trends, the Federal Reserve raised the Fed Funds rates another 0.25%. With the lack of any great inflationary force it would seem unlikely the Fed would feel compelled to raise rates again. Early in the third quarter there is a large supply of corporate bonds, which brings pressure on the Treasury market. We expect these corporate issues will be completed before the start of the fourth quarter. With the supply out of the way the market will have room to improve.

S&P 100 PLUS PORTFOLIO

  The S&P 100 Plus Portfolio net asset value total return for the six months ended June 30, 1999 was 16.73%, compared to the S&P 100 Index return of 17.27%. The second quarter continued a positive trend for the domestic equity markets, although the ride was anything but smooth. As has been the case for the past few years, large-cap equities were the investment of choice for many participants, with "value" identified stocks beginning to make some headway as compared to their "growth" counterparts. In this environment, the S&P 100 Plus Portfolio again posted strong investment performance.

  At second quarter end the portfolio manager maintained over-weighted positions in technology and telecommunications (Cisco, Microsoft, Nortel and AT&T) along with a regional bank (Wells Fargo & Co.). Underweightings were focused in the consumer staples area, where the portfolio manager remained disenchanted with growth prospects versus existing valuations. Cisco Systems and Nortel Networks added a significant boost to the strategy, especially during June, while the lighter position in Coca-Cola proved beneficial as well.

  During the first half of 1999, the equity markets continued to be marked with price volatility. The "goldilocks" environment which we have been operating in for some time came under intense scrutiny, with many analysts and economists voicing concerns that the best was behind us and that an extended period of contraction and moderation lay ahead. As such, valuations in the large-cap sector of the domestic market were deemed to be outrageous by some, and from a historical perspective they were indeed correct.

  The result was a relatively broad sell-off in some of the growth sectors such as technology, health-care and telecommunications, and a shift into long-shunned areas such as capital goods, energy and utilities. The end was near according to some, with the Fed poised to raise interest rates and Y2K lurking in the not too distant future. In fact, the Fed did raise the discount rate at the end of June and again on August 24, 1999.

  The portfolio manager believes that supply-demand dynamics are rewarding superior companies in the large-cap market with relatively high valuations. The portfolio manager remains optimistic about the domestic large-cap equity market for the remainder of this year and into 2000. Price volatility likely will continue, but in the end strong companies with bright prospects and continued growth opportunities will be rewarded.

DIVIDEND ACHIEVERS PORTFOLIO

  The Dividend Achievers Portfolio net asset value total return for the six months ended June 30, 1999 was 9.46%, compared to the S&P 500 of 12.38% and the Lipper Analytical Growth and Income Funds Average of 10.97%. The strong growth of the economy, driven by the free-spending American consumer, helped to keep investor enthusiasm high during the period. The strength of first quarter earnings combined with the generally positive tenor of pre-announcement rumors over second quarter earnings provided investors with the incentive to bid up the prices of their favorite stocks. The rally in blue chip and technology stocks also spilled over into the small capitalization sector, with the Russell 2000 significantly outperforming the S&P 500 for the quarter.

  The willingness of investors to focus on earnings allowed them to ignore a significant increase in long term interest rates, an unexpected spike in the April inflation number and a Federal Reserve rate hike during the second quarter. While April's CPI statistic could have been an anomaly, it is harder to ignore the higher bond yields that confronted investors at mid-year. Declining interest rates have been one of the catalysts of the current bull market. Yet investors happily drove the stock market higher during the second quarter, even in the face of increasing interest rates.

  The sector allocation of Dividend Achievers Portfolio relative to the S&P 500 negatively impacted the Portfolio's performance for the first half of the year. An overweighting in both consumer staples and healthcare, the two worst performing sectors of the market, and an underweighting in basic materials and technology, two of the better performing sectors in the market, were key detractors from the Portfolio's relative performance.

  However, stock selection probably played an even more significant role in the Portfolio's relatively weak performance during the second quarter. On the positive side, the stock selection in the technology sector was particularly profitable for shareholders. The three best performing stocks in the Portfolio, Hewlett-Packard, Texas Instruments and Nortel Networks (formerly Northern Telecom) all are part of this sector. The Portfolio also experienced solid returns from its two energy stocks, Royal Dutch Petroleum and Mobil Oil. However, Dividend Achievers performance, both absolute and relative, was particularly hurt by three stocks. Pfizer, Becton Dickinson and Gillette all lost more than 20% of their market value during the second quarter. Each stock experienced an immediate, severe decline after disseminating negative news and failing to meet analysts' expectations. The Portfolio still holds two of these three positions, because the managers view the companies and their future potential growth favorably.

  Portfolio turnover was very light during the second quarter. The managers reduced the position in Williams Companies by 20% after it had grown to over 5% of the Portfolio, increasing the cash position slightly. Despite the recent strength in the market, we have continued to maintain a relatively conservative stance in the Portfolio. Our objective with the Portfolio is to maintain competitive returns when the market rises, while adding value when the market declines. The Portfolio has generally followed this pattern. We intend to continue to manage Dividend Achievers Portfolio to provide shareholders with competitive returns from a conservatively managed portfolio.

SELECT VALUE PORTFOLIO

  The net asset value total return for the six-month period ended June 30, 1999 for the Select Value Portfolio was 3.7% compared to the Russell 2000 return of 9.3%. The big news of the second quarter was the improved performance of small cap stocks, with the Russell 2000 Index showing a gain of 15.6% compared to a 6.9% return for the S&P 500 Index. This turnaround started in mid-April, when first quarter earnings reports were announced.

  Investors noticed that profit growth was accelerating after a difficult second half in 1998. At the same time, companies reported that results from Asia were improving. This occurred at a time when relative valuations favored small cap stocks. The combination of low valuations and good financial news sparked a meaningful rally. In terms of investment styles, both small growth and small value managers found something positive in the period as all major industry sectors produced solid returns.

  Value-oriented investment strategies saw improved results due largely to big gains registered by cyclical sectors of the market. Investors reasoned that improving worldwide economic news was positive for cyclical companies. At the same time, the technology sector was very strong, helping growth stock managers. Interestingly, consumer stocks were laggards during the period despite very strong consumer spending trends. Compared to almost any measure, the Portfolio performed well in the second quarter with an 18.6% return on net assets.

  The combination of a strong economy and renewed interest in small company stocks helped create positive returns. The outperformance largely stemmed from strong stock selections. Sector returns relative to our benchmarks were mixed, although more heavily weighted areas such as technology and consumer-related stocks performed well. On an absolute basis, every industry sector showed positive returns in the second quarter, but some were more robust than others.

  Technology stocks were the stars in the second quarter after being a difficult area for the Portfolio over the last year. In fact, these stocks were up over 40% for the Portfolio and represented almost 20% of the holdings. Signs improved for the profit outlook for many of these companies due to high sales demand and big cost savings programs. This outlook combined with low valuations, drove powerful moves in these stocks. We remain bullish on this sector, although valuations are not quite so compelling. Another important sector for the Portfolio was consumer-related stocks, which represented over 25% of the holdings. These stocks were also generally strong performers for the Portfolio, even though there were also a few weak positions. Low valuations coupled with improving profit growth trends fueled solid stock selections in this sector. The portfolio manager believes this area should continue to do well as we approach this holiday season.

  Financial stocks in the Portfolio performed similar to the financial stocks within the Russell 2000 Index. However, the return of 11% was comparatively weak versus other sectors. Rising interest rate fears caused other sectors to appear more attractive. In response, we reduced the Portfolio's holdings in this sector during the quarter.

  After an extended period of outperformance by large cap stocks and growth-oriented strategies, a shift occurred in April that favored small cap stocks and value-oriented strategies. The portfolio manager believes this shift occurred because of superior relative valuation, an improving worldwide economic environment, and better corporate earnings growth. In terms of relative valuation, small cap stocks have not been so attractively priced since the early 1970s. After trading near parity with large cap stocks for most of the past 20 years, small cap stocks are currently trading at a very large discount. A move back to parity from current levels would provide an enormous performance advantage for small cap stocks.

  We believe the catalyst for such a move is the improving international economic situation along with better corporate earnings growth. Recent developments on the international front have been encouraging and corporate earnings growth picked up in the second quarter, following a rather dismal showing in the last half of 1998. Further improvement in these areas should strongly help small cap valuations. The Portfolio remains inexpensively priced relative to the market, trading at a 20% discount to the Russell 2000 Index and a 30% discount compared to the S&P 500 Index. The expected earnings growth rate for the companies within the Portfolio is considerably better than the average company within the Russell 2000 Index or the S&P 500 Index. We are confident that the move in small cap stocks in the second quarter is just the beginning of a very long period of strong relative performance. While not many quarters will likely be as robust as this past one, we believe the Portfolio is well positioned to benefit from improving trends over the coming years.

PSE TECH 100 INDEX PORTFOLIO

  The net asset value year-to-date total return for the PSE Tech 100 Index Portfolio was 33.06% compared to the PSE Index return of 33.70%. There were many stories to be told during the second quarter in technology. First and foremost of course is the exhilarating ride of the Internet stocks. The rise and subsequent pullback in prices for most Internet stocks made good copy for the media, and created boom-bust scenarios for day-traders. A constant flow of initial public offerings, almost on a daily basis, created a flood of new opportunities for short-term traders to make and break the bank. No matter if investors were successful in identifying the winners, the activity during the period seemed to emphasize the legitimacy of the Internet as a vehicle for commerce and a repository of information. Not to be outdone, many established technology bellwethers also attracted attention, although not always as spectacularly as the Internet stocks.

  The beginning of the second quarter had Compaq Computers missing its quarterly numbers and the subsequent dismissal of almost its entire management team. Next was the continued battle in the semiconductor arena pitting Intel against AMD, with consumers benefitting from the resulting price reductions for PCs. Data networking remained the technology focus, as Cisco Systems, Lucent Technologies and Nortel Networks all slugged it out in providing equipment for the coming integration of data, video and voice. Microsoft and the antitrust suit remained at the forefront of every television reporter's daily "things to do list." Looking forward, the portfolio manager remains firmly optimistic on the technology sector's investment prospects. Stock price volatility likely will continue, especially in response to disappointing announcements of earnings or growth in revenue.

  The portfolio manager believes it is important in this market to maintain a long-term investment horizon and not to get too emotionally involved with short-term price corrections or volatility. To date, 1999 has been a strong year for technology investors. The portfolio manager coined last year's 54% return a "once in a decade" year, but with continued strong return for the first six months, investors may need to temper their expectations.

MANAGED GROWTH PORTFOLIO

  The net asset value total return for the six months ended June 30, 1999 was 1.10% compared to the S&P 400 mid cap index return of 6.87%. The stock market rose sharply in the first six months of the year with a broad range of stocks and sectors participating in the increase. We ordinarily would not expect this performance in an increasing interest rate environment and at a time when most stocks are fully priced or over priced based on our value analysis. Our valuation model suggests the strong possibility of a 10-15% correction in the second half of the year.

  The reasons for the Portfolio's underperformance during the first half of 1999 is not immediately apparent on any rationale basis. Twenty-six of our forty-nine holdings were below the benchmark in terms of performance, but in most cases there was no indication of any new fundamental weaknesses. Furthermore, only three of our companies, Metro Information Systems, HMA and Incyte, had lingering investment concerns which might have affected the stock prices in the second quarter. We believe that our group of high quality growth stocks was temporarily out of favor, especially in April, our worst month of underperformance. Over the past several months, the portfolio manager met personally with management of over half of our portfolio companies at seminars in New York, San Francisco and Chicago, and confirmed our analysis. Four exciting new holdings have been added: Citrix Systems, DeVry, Electronic Arts, and Hannaford Brothers. The managers are pleased with the composition of the portfolio at this point and believe the portfolio is positioned for stronger performance in the future.

  Our stock selections over the last half of this year will focus on companies offering reasonable price to earnings ratios and predictability in reported earnings. The sharp sell-off (30-50%) experienced in the universe of internet stocks over the April to May period is a warning to aggressive investors that this mania may be approaching a terminal phase.

  Our strategy in the technology sector is to focus on the more mature retail and distribution participants along with leading players on the infrastructure side, i.e. software, network, semi-conductor and IT outsourcing players. We believe this is a lower risk strategy and eventually will prove more profitable than chasing "dot com" companies with no earnings history.

  The cyclical sector of the stock market has exhibited strong price momentum over the last three months. Aside from the obvious need for an aggressive high technology portfolio component, we believe focus on growth cyclicals operating in rapidly expanding niche markets in the airline, trucking and industrial machinery sectors should prove profitable, especially given their attractive valuation characteristics in today's richly valued equity environment.

  The secular bull market remains in force. The sharp sell off in internet stocks, avoidance of an Asian meltdown, and the broadening of the market away from strict focus on leading S&P 500 issues is an encouraging sign that rationality is returning to the market.

  While we expect a further correction period in the second half of 1999, especially as fears of Y2K problems mount, we believe 2000 should none the less be a strong year for equities as is generally the case in an election year.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of six portfolios of Principal Preservation Portfolios, Inc. outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                  TAX-EXEMPT PORTFOLIO
                                           -----------------------------------------------------------------
                                              For the
                                           period ending            For the years ended December 31,
                                           June 30, 1999  --------------------------------------------------
                                            (Unaudited)    1998       1997       1996       1995       1994
                                           -------------  ------     ------     ------     ------     ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD          $ 9.24      $ 9.52     $ 9.30     $ 9.39     $ 8.36     $ 9.41
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                        .18         .37        .41        .43        .45        .45
    Net realized and unrealized gains
      (losses) on investments                   (.44)        .03        .44       (.09)      1.03      (1.05)
                                              ------      ------     ------     ------     ------     ------
    TOTAL FROM INVESTMENT OPERATIONS            (.26)        .40        .85        .34       1.48       (.60)
                                              ------      ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
    Dividends from net investment income        (.18)       (.37)      (.41)      (.43)      (.45)      (.45)
    Distributions from net realized
      gains on investments                        --        (.31)      (.22)        --         --         --
                                              ------      ------     ------     ------     ------     ------
    TOTAL DISTRIBUTIONS                         (.18)       (.68)      (.63)      (.43)      (.45)      (.45)
                                              ------      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                $ 8.80      $ 9.24     $ 9.52     $ 9.30     $ 9.39     $ 8.36
                                              ------      ------     ------     ------     ------     ------
                                              ------      ------     ------     ------     ------     ------
TOTAL RETURN**<F4>                            (2.9)%        4.3%       9.4%       3.8%      18.1%      (6.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                      $48,884     $54,914    $60,252    $66,310    $56,443     $55,492
Ratio of net expenses
  to average net assets                         1.1%*<F3>   1.1%       1.1%       1.1%+<F5>  1.0%+<F5>   1.0%
Ratio of net investment income
  to average net assets                         3.9%*<F3>   3.9%       4.4%       4.7%+<F5>  4.9%+<F5>   5.2%
Portfolio turnover rate                        14.3%      236.7%     209.2%     163.1%     105.9%       36.1%


 *<F3> Annualized
**<F4> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F5> Reflects a voluntary reimbursement of fund expenses of 0.1% in 1996 and 0.01% in 1995, respectively.

                                                                  GOVERNMENT PORTFOLIO
                                           -----------------------------------------------------------------
                                              For the
                                           period ending            For the years ended December 31,
                                           June 30, 1999  --------------------------------------------------
                                            (Unaudited)    1998       1997       1996       1995       1994
                                           -------------  ------     ------     ------     ------     ------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD          $ 9.55      $ 9.28     $ 9.20     $ 9.64     $ 8.84     $ 9.98
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                        .28         .55        .63        .64        .61        .61
    Net realized and unrealized gains
      (losses) on investments                   (.51)        .27        .08       (.44)       .80      (1.14)
                                              ------      ------     ------     ------     ------     ------
    TOTAL FROM INVESTMENT  OPERATIONS           (.23)        .82        .71        .20       1.41       (.53)
                                              ------      ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
    Dividends from net  investment income       (.28)       (.55)      (.63)      (.64)      (.61)      (.61)
    Distributions from net realized
    gains  on investments                         --          --         --         --         --         --
                                              ------      ------     ------     ------     ------     ------
    TOTAL DISTRIBUTIONS                         (.28)       (.55)      (.63)      (.64)      (.61)      (.61)
                                              ------      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                $ 9.04      $ 9.55     $ 9.28     $ 9.20     $ 9.64     $ 8.84
                                              ------      ------     ------     ------     ------     ------
                                              ------      ------     ------     ------     ------     ------
TOTAL RETURN**<F7>                            (2.5)%        9.1%       8.1%       2.3%      16.3%     (5.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                      $38,394     $40,088    $40,683    $44,920    $49,319    $47,324
Ratio of net expenses to
  average net assets                            1.1%*<F6>   1.2%       1.1%+<F8>  1.1%+<F8>  1.1%+<F8>  1.1%
Ratio of net investment income
  to average net assets                         6.0%*<F6>   5.9%       7.0%+<F8>  7.0%+<F8>  6.5%+<F8>  6.6%
Portfolio turnover rate                         6.9%       87.7%      78.6%      36.9%      68.2%     106.1%


 *<F6> Annualized
**<F7> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F8> Reflects a voluntary reimbursement of fund expenses of 0.04% in 1997, 0.04% in 1996 and 0.02% in 1995, respectively.


                                                                       S&P 100 PLUS PORTFOLIO
                              -----------------------------------------------------------------------------------------------------
                                                         For the
                                                       period from
                                   For the            July 27, 1998
                                period ending         (commencement                      For the years ended December 31,
                                June 30, 1999       of operations) to         -----------------------------------------------------
                                 (Unaudited)         December 31, 1998          1998         1997        1996        1995      1994
                              --------------------  ------------------        -------       ------      ------      ------    -----
                              Class B      Class A        Class B             Class A
                              Shares       Shares         Shares              Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD         $34.91       $34.90          $33.13             $27.04       $22.08      $19.53      $14.95    $15.04
INCOME FROM
  INVESTMENT OPERATIONS:
    Net investment income         --          .07             .01                .20          .26         .29         .25       .25
    Net realized and
      unrealized gains
      (losses) on
      investments               5.71         5.77            2.43               8.51         5.63        4.07        5.21      (.09)
                              ------       ------          ------             ------       ------      ------      ------    ------
    TOTAL FROM INVESTMENT
      OPERATIONS                5.71         5.84            2.44               8.71         5.89        4.36        5.46       .16
                              ------       ------          ------             ------       ------      ------      ------    ------
LESS DISTRIBUTIONS:
    Dividends from net
      investment income           --         (.07)           (.01)              (.20)        (.26)       (.29)       (.25)     (.25)
    Distributions from net
      realized gains on
      investments                 --           --            (.59)              (.59)        (.65)      (1.52)       (.63)       --
    Distributions in excess
      of net realized gains       --           --            (.06)              (.06)        (.02)         --          --        --
                              ------       ------          ------             ------       ------      ------      ------    ------
    TOTAL DISTRIBUTIONS           --         (.07)           (.66)              (.85)        (.93)      (1.81)       (.88)     (.25)
                              ------       ------          ------             ------       ------      ------      ------    ------
NET ASSET VALUE,
  END OF PERIOD               $40.62       $40.67          $34.91             $34.90       $27.04      $22.08      $19.53    $14.95
                              ------       ------          ------             ------       ------      ------      ------    ------
                              ------       ------          ------             ------       ------      ------      ------    ------
TOTAL RETURN**<F10>            16.3%        16.7%            7.4%              32.3%        26.8%       22.4%       36.7%      1.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)      $24,006     $199,230          $6,123           $160,190     $105,738     $77,517     $57,062   $40,034
Ratio of net expenses to
  average net assets            1.4%*<F9>    0.8%*<F9>       1.3%*<F9>+<F11>    0.9%+<F11>   0.9%+<F11>  1.0%+<F11>  1.2%      1.2%
Ratio of net investment
  income to average net
  assets                          --         0.4%*<F9>         --*<F9>          0.6%+<F11>   1.0%+<F11>   1.4%+<F11> 1.4%      1.7%
Portfolio turnover rate         3.9%         3.9%           10.2%              10.2%        17.0%         8.0%       3.5%      1.0%


 *<F9>  Annualized.
**<F10> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F11> Reflects a voluntary reimbursement of fund expenses of 0.03% in Class
        B Shares and 0.07% in Class A Shares in 1998, 0.11% in 1997 and 0.01% in 1996, respectively.


                                                                    DIVIDEND ACHIEVERS PORTFOLIO
                             ------------------------------------------------------------------------------------------------------
                                                        For the
                                  For the             period from
                                 six month           July 27, 1998
                               period ending         (commencement                        For the years ended December 31,
                               June 30, 1999       of operations) to         ------------------------------------------------------
                                (Unaudited)         December 31, 1998         1998         1997       1996        1995        1994
                             --------------------  ------------------        -------      ------     ------      ------      ------
                             Class B      Class A       Class B              Class A
                             Shares       Shares        Shares               Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD         $27.92       $27.92        $28.48              $25.13      $20.01      $16.97      $13.24      $13.40
INCOME FROM
  INVESTMENT OPERATIONS:
    Net investment income         --          .01           .01                 .07         .13         .14         .18         .18
    Net realized and
      unrealized gains
      (losses) on investments   2.51         2.63          1.39                4.80        5.43        3.54        3.99        (.02)
                              ------       ------        ------              ------      ------      ------      ------      ------
    TOTAL FROM INVESTMENT
      OPERATIONS                2.51         2.64          1.40                4.87        5.56        3.68        4.17         .16
                              ------       ------        ------              ------      ------      ------      ------      ------
LESS DISTRIBUTIONS:
    Dividends from net
      investment income           --         (.01)         (.01)               (.07)       (.13)       (.14)       (.18)       (.18)
    Distributions from net
      realized gains on
      investments                 --           --         (2.01)              (2.01)       (.31)       (.50)       (.26)       (.14)
                              ------       ------        ------              ------      ------      ------      ------      ------
    TOTAL DISTRIBUTIONS           --         (.01)        (2.02)              (2.08)       (.44)       (.64)       (.44)       (.32)
                              ------       ------        ------              ------      ------      ------      ------      ------
NET ASSET VALUE,
  END OF PERIOD               $30.43       $30.55        $27.86              $27.92      $25.13      $20.01      $16.97      $13.24
                              ------       ------        ------              ------      ------      ------      ------      ------
                              ------       ------        ------              ------      ------      ------      ------      ------
TOTAL RETURN**<F13>             9.2%         9.5%          4.9%               19.4%       27.9%       21.8%       31.7%        1.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)         $709      $45,989          $338             $44,219     $39,565     $30,504     $25,393     $20,231
Ratio of net expenses to
  average net assets            1.9%*<F12>   1.3%*<F12>    1.7%*<F12>+<F14>    1.3%+<F14>  1.2%+<F14>  1.2%+<F14>  1.3%+<F14>  1.5%
Ratio of net investment
  income to average net
  assets                          --         0.1%            --*<F12>          0.2%+<F14>  0.6%+<F14>   0.8%+<F14> 1.2%+<F14>  1.3%
Portfolio turnover rate         3.5%         3.5%         11.9%               11.9%       11.9%        13.1%      28.2%       36.5%


 *<F12>   Annualized.
**<F13> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F14> Reflects a voluntary reimbursement of fund expenses of 0.02% in Class B and Class A Shares in 1999, 0.06% in Class B Shares and 0.02% in Class A Shares in 1998, 0.1% in 1997, 0.1% in 1996 and 0.2% in 1995,
          respectively.


                                                                SELECT VALUE PORTFOLIO
                         -----------------------------------------------------------------------------------------------------
                                                  For the                                                         For the
                                                period from                                                     period from
                               For the         July 27, 1998                                                  August 23, 1994
                            period ending     (commencement of          For the years ended December 31,       (commencement
                            June 30, 1999      operations) to       ---------------------------------------  of operations) to
                             (Unaudited)      December 31, 1998      1998       1997       1996       1995   December 31, 1994
                         ------------------   -----------------     ------     ------     ------     ------  -----------------
                         Class B    Class A        Class B           Class A
                         Shares     Shares         Shares            Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD     $11.27     $11.30        $12.32           $12.07     $10.97     $10.21     $ 9.03      $ 9.55
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income       --         --            --               --        .01        .04        .14         .04
  Net realized and
    unrealized gains
    (losses) on
    investments              .40        .42         (1.05)            (.77)      2.93       2.68       1.73        (.51)
                          ------     ------        ------           ------     ------     ------     ------      ------
  TOTAL FROM INVESTMENT
    OPERATIONS               .40        .42         (1.05)            (.77)      2.94       2.72       1.87        (.47)
                          ------     ------        ------           ------     ------     ------     ------      ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income         --         --            --               --       (.01)      (.04)      (.14)       (.03)
  Distributions from net
    realized gains on
    investments               --         --            --               --      (1.83)     (1.92)      (.43)       (.01)
  Distributions in excess
    of net realized gains
    on investments            --         --            --               --         --         --       (.12)         --
  Book return of capital      --         --            --               --         --         --         --        (.01)
                          ------     ------        ------           ------     ------     ------     ------      ------
  TOTAL DISTRIBUTIONS         --         --            --               --      (1.84)     (1.96)      (.69)       (.05)
                          ------     ------        ------           ------     ------     ------     ------      ------
NET ASSET VALUE,
  END OF PERIOD           $11.67     $11.72        $11.27           $11.30     $12.07     $10.97     $10.21      $ 9.03
                          ------     ------        ------           ------     ------     ------     ------      ------
                          ------     ------        ------           ------     ------     ------     ------      ------
TOTAL RETURN**<F16>         3.4%       3.7%        (8.5)%           (6.4)%      27.2%      26.7%      20.8%      (5.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)   $1,235    $10,575        $1,012          $10,520     $8,497     $4,829     $3,445      $1,935
Ratio of net expenses to
  average net assets        1.9%*<F15> 1.3%*<F15>    1.7%*<F15>+<F17> 1.3%+<F17> 1.1%+<F17> 1.0%+<F17> 0.8%+<F17>  0.8%*<F15>+<F17>
Ratio of net investment
  income to average
  net assests                 --         --            --*<F15>         --       0.1%+<F17> 0.3%+<F17> 1.4%+<F17>  1.1%*<F15>+<F17>
Portfolio turnover rate    60.5%      60.5%        110.0%           110.0%      82.5%     122.2%     124.3%       20.2%


 *<F15>  Annualized.
**<F16> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F17> Reflects a voluntary reimbursement of fund expenses of 0.7% in Class B Shares and 0.7% in Class A Shares in 1999, 0.5% in Class B Shares and 0.5% in Class a Shares in 1998, 1.0% in 1997, 1.4% in 1996 and 2.5% in
         1995, respectively.



                                                                          PSE TECH 100 INDEX PORTFOLIO
                                           ------------------------------------------------------------------------------------
                                                                For the period from                         For the period from
                                                  For the          July 27, 1998                              June 10, 1996
                                               period ending     (commencement of     For the years ended    (commencement of
                                               June 30, 1999       operations) to    ---------------------    operations) to
                                                (Unaudited)      December 31, 1998    1998           1997    December 31, 1996
                                           -------------------  -------------------  ------         ------  -------------------
                                           Class B     Class A        Class B        Class A
                                           Shares      Shares         Shares         Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                       $18.39      $18.45         $14.94         $12.39        $10.76         $10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                       --          --            .01            .01           .04            .03
    Net realized and unrealized gains
      on investments                          6.01        6.10           4.07           6.68          2.04           1.03
                                            ------      ------         ------         ------        ------         ------
    TOTAL FROM INVESTMENT OPERATIONS          6.01        6.10           4.08           6.69          2.08           1.06
                                            ------      ------         ------         ------        ------         ------
LESS DISTRIBUTIONS:
    Dividends from net investment income        --          --           (.01)          (.01)         (.04)          (.03)
    Distributions from net realized gains
      on investments                            --          --           (.60)          (.60)         (.38)          (.24)
    Distributions in excess of net
    realized gains                              --          --           (.02)          (.02)         (.03)          (.03)
                                            ------      ------         ------         ------        ------         ------
    TOTAL DISTRIBUTIONS                         --          --           (.63)          (.63)         (.45)          (.30)
                                            ------      ------         ------         ------        ------         ------
NET ASSET VALUE, END OF PERIOD              $24.40      $24.55         $18.39         $18.45        $12.39         $10.76
                                            ------      ------         ------         ------        ------         ------
                                            ------      ------         ------         ------        ------         ------
TOTAL RETURN**<F19>                          32.7%       33.1%          27.2%          54.0%         19.4%          10.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                    $32,459    $121,856         $6,559        $72,724       $27,144         $6,004
Ratio of net expenses to
  average net assets                          1.2%*+      0.6%*+         1.2%*+         0.6%          0.2%+<F20>       --*+
                                              <F18><F20>  <F18><F20>     <F18><F20>                                   <F18><F20>
Ratio of net investment income
  to average net assets                         --          --             --*            --          0.3%+          0.7%*+
                                                                            <F18>                        <F20>        <F18><F20>
Portfolio turnover rate                      26.2%       26.2%          25.4%          25.4%         22.0%           3.0%


 *<F18>   Annualized.
**<F19> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F20> Reflects a voluntary reimbursement of fund expenses of 0.1% in Class B Shares and 0.2% in Class A Shares in 1999, 0.3% in Class B Shares and 0.5% in Class A Shares in 1998, 1.1% in 1997 and 3.3% in 1996.


                                           MANAGED GROWTH PORTFOLIO
                                         ----------------------------
                                              For the period from
                                                January 4, 1999
                                         (commencement of operations)
                                                to June 30, 1999
                                         ----------------------------
                                         Class B             Class A
                                         Shares               Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                    $10.00               $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                     --                   --
   Net realized and unrealized
   gains on investments                     .10                  .11
                                         ------               ------
   TOTAL FROM INVESTMENT OPERATIONS         .10                  .11
                                         ------               ------
LESS DISTRIBUTIONS:
   Dividends from net
     investment income                       --                   --
   Distributions from net realized
     gains on investments                    --                   --
   Distributions in excess of
     net realized gains                      --                   --
                                         ------               ------
   TOTAL DISTRIBUTIONS                       --                   --

NET ASSET VALUE, END OF PERIOD           $10.10               $10.11
                                         ------               ------
                                         ------               ------

TOTAL RETURN**<F22>                        1.0%                 1.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                      --                   --
Ratio of net expenses to
  average net assets                      0.01%*<F21>+<F23>    0.02%*<F21>+<F23>
Ratio of net investment
  income to average net assets               --                   --
Portfolio turnover rate                   12.4%                12.4%


 *<F21>   Annualized.
**<F22> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F23> Reflects a voluntary reimbursement of fund expenses of 0.10% in Class B Shares and 0.10% in Class A Shares in 1999.


                                              PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                                           BALANCE SHEETS
                                                     JUNE 30, 1999 (UNAUDITED)



                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100       MANAGED
                           TAX-EXEMPT       GOVERNMENT         PLUS         ACHIEVERS       VALUE          INDEX           GROWTH
                           ----------       ----------       -------        ---------       ------      ------------       -------
ASSETS:
Investments:
  Cost basis
    of investments         $50,821,765     $39,186,295    $113,627,457      $19,819,731   $10,737,336   $114,505,120     $5,841,706
                           -----------     -----------    ------------      -----------   -----------   ------------     ----------
                           -----------     -----------    ------------      -----------   -----------   ------------     ----------
  Long-term investments
    in securities          $48,503,112     $37,628,551    $221,018,264      $44,906,352   $11,098,034    $151,800,410    $6,110,285
  Short-term investments         1,000         165,000       1,351,000        1,726,000     1,045,000       3,460,000       108,000
                           -----------     -----------    ------------      -----------   -----------    ------------    ----------
    Total investments
      (See Schedule of
      Investments)          48,504,112      37,793,551     222,369,264       46,632,352   12,143,0341      55,260,410     6,218,285
Cash                               262              78             246              763           501             954            99
Receivables:
  Capital shares sold              209          31,703       1,274,528          121,909        10,297       1,589,859       181,633
  Dividends and interest       732,592         734,350         183,997           35,337        12,782          41,894         3,290
  Investments sold             967,407              --              --               --        24,663          25,346            --
  Margin variation                  --              --          31,250               --            --          60,000            --
                           -----------     -----------    ------------      -----------   -----------    ------------    ----------
    Total receivables        1,700,208         766,053       1,489,775          157,246        47,742       1,717,099       184,923
Other assets                     1,602           1,082           3,384            1,145           684           7,580            --
                           -----------     -----------    ------------      -----------   -----------    ------------    ----------
    Total assets           $50,206,184     $38,560,764    $223,862,669      $46,791,506   $12,191,961    $156,986,043    $6,403,307
                           -----------     -----------    ------------      -----------   -----------    ------------    ----------
                           -----------     -----------    ------------      -----------   -----------    ------------    ----------

LIABILITIES:
Payables:
  Capital shares
    redeemed               $     3,329     $    26,313    $     64,411      $     3,000   $    62,000    $     48,357    $       --
  Distributions to
    shareholders                52,942          70,006          11,206              538            --              --            --
  Management fees               23,612          18,143          65,961           26,953         6,702          41,078         3,184
  Other accrued expenses        56,203          51,978         160,569           63,355        28,266          61,666       (23,305)
  Investments purchased        972,405              --         324,715               --       285,426       2,019,678        99,762
  Other liabilities            113,996              --              --               --            --             180            --
                           -----------     -----------    ------------      -----------   -----------    ------------    ----------
    Total liabilities        1,222,487         166,440         626,862           93,846       382,394       2,170,959        79,641
                           -----------     -----------    ------------      -----------   -----------    ------------    ----------
NET ASSETS:
Capital stock               51,478,274      41,931,161     113,475,636       18,246,229    11,188,835     102,481,568     6,065,779
Undistributed net
  investment income              8,743           2,396           7,764            2,788       (13,604)       (249,463)        4,624
Undistributed net realized
  gains (losses) on
  investments                 (185,667)     (2,146,489)      1,010,600        1,636,022      (771,362)     11,827,689      (123,316)
Net unrealized appreciation
  on investments            (2,317,653)     (1,392,744)    108,741,807       26,812,621     1,405,698      40,755,290       376,579
                           -----------     -----------    ------------      -----------   -----------    ------------    ----------
    Total net assets        48,983,697      38,394,324     223,235,807       46,697,660    11,809,567     154,815,084     6,323,666
                           -----------     -----------    ------------      -----------   -----------    ------------    ----------
    Total liabilities and
      net assets           $50,206,184     $38,560,764    $223,862,669      $46,791,506   $12,191,961    $156,986,043    $6,403,307
                           -----------     -----------    ------------      -----------   -----------    ------------    ----------
                           -----------     -----------    ------------      -----------   -----------    ------------    ----------
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER SHARE                $      8.80      $     9.04
                           -----------      ----------
                           -----------      ----------
MAXIMUM OFFERING
  PRICE PER SHARE          $      9.12      $     9.37
                           -----------      ----------
                           -----------      ----------

NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PROCEEDS
  PER SHARE
Class A:
      Net asset value                                     $199,229,732      $45,988,509   $10,574,512    $121,855,804    $5,301,797
      Shares outstanding                                     4,898,782        1,505,142       902,008       4,963,312       524,227
      Redemption price per share                          $      40.67      $     30.55   $     11.72    $      24.55    $    10.11
                                                          ------------      -----------   -----------    ------------    ----------
                                                          ------------      -----------   -----------    ------------    ----------
      Maximum offering price per share                    $      42.92      $     32.24   $     12.37    $      25.91    $    10.67
                                                          ------------      -----------   -----------    ------------    ----------
                                                          ------------      -----------   -----------    ------------    ----------
Class B:
      Net asset value                                     $ 24,006,074      $   709,151   $ 1,235,055    $ 32,959,280    $1,021,869
      Shares outstanding                                       591,025           23,304       105,856       1,350,912       101,167
      Offering and redemption price per share             $      40.62      $     30.43   $     11.67    $      24.40    $    10.10
                                                          ------------      -----------   -----------    ------------    ----------
                                                          ------------      -----------   -----------    ------------    ----------



                                              PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                                      STATEMENTS OF OPERATIONS
                                         FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100       MANAGED
                           TAX-EXEMPT       GOVERNMENT         PLUS         ACHIEVERS       VALUE          INDEX           GROWTH
                           ----------       ----------       -------        ---------       ------      ------------       -------
INVESTMENT INCOME:
Dividends                  $       --      $       --      $ 1,110,105     $  280,803      $ 39,866      $   133,650     $   9,152
Interest                    1,324,928       1,406,771           41,686         35,957        20,718           41,041         3,284
                           ----------      ----------      -----------     ----------      --------      -----------     ---------
    Total investment
      income                1,324,928       1,406,771        1,151,791        316,760        60,584          174,691        12,436
                           ----------      ----------      -----------     ----------      --------      -----------     ---------
EXPENSES:
Investment advisory fees      156,121         117,027          385,445        168,406        40,397          210,727        14,817
Custodian fees                  7,710           5,094           17,896          4,220         2,520           14,369         2,896
Transfer agent fees            22,144          22,135           58,424         18,904         7,790           35,871         2,172
Broker service fees            69,484          51,708          279,969         60,077        16,283          178,624         6,138
Distribution Fees - Class B        --              --           16,449            557         1,117           21,123           616
Professional fees              17,012          13,333           41,529         25,984        14,111           27,909        18,394
Registration                    6,490           3,622           13,173         10,051        11,383           11,371         5,430
Communication                   9,202           7,890           20,429          8,391        12,196           11,298         6,810
Director fees                   2,255           1,582            8,458          2,624         1,145            4,609           905
Pricing of investments          2,538           1,001            2,975          2,163         2,430            3,216         2,353
Deferred organization
  expense                          --              --               --             --         1,350            1,676            --
Other (income) expense          4,764              --            4,579          1,849           989            4,257         6,905
                           ----------      ----------      -----------     ----------      --------      -----------     ---------
    Total expenses            297,720         223,392          849,326        303,226       111,711          525,050        67,436
Less expenses absorbed
  by advisor                       --              --           (9,426)        (3,994)      (37,523)        (100,896)      (59,624)
                           ----------      ----------      -----------     ----------      --------      -----------     ---------
    Net expenses              297,720         223,392          839,900        299,232        74,188          424,154         7,812
                           ----------      ----------      -----------     ----------      --------      -----------     ---------
NET INVESTMENT
  INCOME (LOSS)             1,027,208       1,183,379          311,891         17,528       (13,604)        (249,463)        4,624
                           ----------      ----------      -----------     ----------      --------      -----------     ---------
NET REALIZED GAINS (LOSSES)
  ON INVESTMENTS             (198,579)        (25,745)       1,377,632      1,635,976      (337,615)      12,005,027      (123,316)
NET UNREALIZED APPRECIATION
  (DEPRECIATION) ON
  INVESTMENTS              (2,351,677)     (2,140,092)      28,326,079      2,434,080       738,750       21,437,445       376,579
                           ----------      ----------      -----------     ----------      --------      -----------     ---------
    Net gains (losses)
      on investments       (2,550,256)     (2,165,837)      29,703,711      4,070,056       401,135       33,442,472       253,263
                           ----------      ----------      -----------     ----------      --------      -----------     ---------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS         $(1,523,048)     $ (982,458)     $30,015,602     $4,087,584      $387,531      $33,193,009     $ 257,887
                          -----------      ----------      -----------     ----------      --------      -----------     ---------
                          -----------      ----------      -----------     ----------      --------      -----------     ---------

                      The accompanying notes to financial statements are an integral part of these statements.

                                              PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                         FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100      MANAGED
                           TAX-EXEMPT       GOVERNMENT         PLUS         ACHIEVERS       VALUE          INDEX          GROWTH
                           ----------       ----------       -------        ---------       ------      ------------      -------
OPERATIONS:
Net investment income     $ 1,027,208       $ 1,183,379    $    311,891    $    17,528    $   (13,604)  $   (249,463)    $    4,624
Net realized gains
  (losses) on
  investments                (198,579)          (25,745)      1,377,632      1,635,976       (337,615)    12,005,027       (123,316)
Change in unrealized
  appreciation
  (depreciation)
  on investments
  for the year             (2,351,677)       (2,140,092)      28,326,079     2,434,080        738,750     21,437,445        376,579
                          -----------       -----------    -------------    ----------    -----------   ------------     ----------
    Net increase
      (decrease) in net
      assets resulting
      from operations      (1,523,048)         (982,458)      30,015,602     4,087,584        387,531     33,193,009        257,887
                          -----------       -----------    -------------    ----------    -----------   ------------     ----------
DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income       (1,018,465)      (1,185,312)        (313,579)      (15,132)            --             --             --
                          ------------      -----------    -------------    ----------    -----------   ------------     ----------
    Total distributions     (1,018,465)      (1,185,312)        (313,579)      (15,132)            --             --             --
                          ------------      -----------    -------------    ----------    -----------   ------------     ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from
  shares issued                593,852        2,077,591       34,920,525     1,634,673      1,935,501     54,684,499      6,127,209
Net asset value of shares
  issued in distributions      654,747          778,038          286,251        14,152             --            931             --
Cost of shares redeemed     (4,637,602)      (2,381,219)      (7,986,103)   (3,580,433)    (2,045,328)    (5,787,268)       (61,430)
                          ------------      -----------    -------------    ----------    -----------   ------------     ----------
    Net increase (decrease)
      in net assets from
      capital share
      transactions          (3,389,003)         474,410       27,220,673    (1,931,608)      (109,827)    48,898,162      6,065,779
                          ------------      -----------    -------------    ----------    -----------   ------------     ----------
    Total increase
      (decrease)            (5,930,516)      (1,693,360)      56,922,696     2,140,844        277,704     82,091,171      6,323,666
NET ASSETS:
Balance at beginning
  of period                 54,914,213       40,087,684      166,313,111    44,556,816     11,531,863     72,723,913            --
                          ------------      -----------    -------------    ----------    -----------   ------------     ----------
Balance at end of period   $48,983,697      $38,394,324     $223,235,807   $46,697,660    $11,809,567   $154,815,084     $6,323,666
                          ------------      -----------    -------------    ----------    -----------   ------------     ----------
                          ------------      -----------    -------------    ----------    -----------   ------------     ----------


                                                        PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                                          STATEMENTS OF CHANGES IN NET ASSETS
                                                          FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                       S&P 100        DIVIDEND        SELECT      PSE TECH 100
                                     TAX-EXEMPT       GOVERNMENT         PLUS         ACHIEVERS       VALUE          INDEX
                                     ----------       ----------       -------        ---------       ------      ------------

OPERATIONS:
Net investment income (loss)        $ 2,288,238      $ 2,340,336     $    828,385    $    98,997   $    (8,542)   $   (14,391)
Net realized gains (losses)
  on investments                      1,767,224          514,545        2,791,207      3,014,952      (434,802)     2,256,382
Change in unrealized
  appreciation (depreciation) on
  investments for the year           (1,583,100)         622,997       33,392,322      4,410,903      (251,854)    19,319,500
                                    -----------      -----------     ------------    -----------   -----------    -----------
    Net increase (decrease)
      in net assets resulting
      from operations                 2,472,362        3,477,877       37,011,914      7,524,852      (695,198)    21,561,491
                                    -----------      -----------     ------------    -----------   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                (2,290,497)      (2,345,276)        (827,779)       (99,223)           --        (29,881)
Distributions in excess of net
   realized gains on investments             --               --         (281,681)            --            --        (89,874)
Net realized gains on
  investments                        (1,766,795)              --       (2,791,208)    (3,014,906)           --     (2,256,382)
                                    -----------      -----------     ------------    -----------   -----------    -----------
    Total distributions              (4,057,292)      (2,345,276)      (3,900,668)    (3,114,129)           --     (2,376,137)
                                    -----------      -----------     ------------    -----------   -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued           1,817,590        1,780,198       35,767,268      3,386,784     6,252,009     31,213,981
Net asset value of shares
  issued in distributions             2,719,842        1,499,635        3,606,285      2,836,202         1,490      2,051,744
Cost of shares redeemed              (8,289,995)      (5,007,964)     (11,909,578)    (5,641,880)   (2,523,817)    (6,871,469)
                                    -----------      -----------     ------------    -----------   -----------    -----------
    Net increase (decrease)
      in net assets from
      capital share transactions     (3,752,563)      (1,728,131)      27,463,975        581,106     3,729,682     26,394,256
                                    -----------      -----------     ------------    -----------   -----------    -----------
    Total increase
      (decrease)                     (5,337,493)        (595,529)      60,575,221      4,991,829     3,034,484     45,579,610
NET ASSETS:
Balance at beginning of period       60,251,706       40,683,213      105,737,890     39,564,987     8,497,379     27,144,303
                                    -----------      -----------     ------------    -----------   -----------    -----------
Balance at end of period            $54,914,213      $40,087,684     $166,313,111    $44,556,816   $11,531,863    $72,723,913
                                    -----------      -----------     ------------    -----------   -----------    -----------
                                    -----------      -----------     ------------    -----------   -----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1999 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES --

   Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Wisconsin Tax-Exempt Portfolio, Cash Reserve Portfolio and the Managed Growth Portfolio. This report contains the information of all portfolios, except for the Managed Growth Portfolio, the Cash Reserve Portfolio and the Wisconsin Tax-Exempt Portfolio information with respect to the latter two portfolios is contained in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

   The S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio and Managed Growth Portfolio each offer two classes of shares - Class A Shares and Class B Shares. Both classes represent interests in the same portfolio of investments of each Portfolio and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees and certain other expenses.

   The following is a summary of the significant accounting policies of the Fund.

   (a) Long-Term Securities and Short-Term Investments

       The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

       Long-term taxable fixed income securities are valued at market using quotations provided by an independent pricing service.

       Common and preferred stocks are valued at the last sales price reported by the New York Stock Exchange, other appropriate exchanges, or NASDAQ, on the date of valuation. Common and preferred stocks not traded on that date are valued at the last bid price.

       Short-term investments are valued at amortized cost, which approximates market value.

       Through the year, investment transactions are recorded on the next date after trade date. However, the year-end financial statements are adjusted to reflect trade date, which adjustment does not materially impact the Funds financial results.

       Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

   (b) Option Transactions

       For hedging purposes, the S&P 100 Plus Portfolio and the PSE Tech 100 Index Portfolio may buy and sell put and call options, write covered call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The S&P 100 Plus Portfolio also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party.

       Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

   (c) Futures Contracts

       The S&P 100 Plus and PSE Tech 100 Index Portfolios may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are based upon their quoted daily settlement prices.

       Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

   (d) Net Realized Gains and Losses and Investment Income

       Net realized gains and losses on securities sales (including options) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains on investments for the period ended June 30, 1999, were comprised of the following:

                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100      MANAGED
                           TAX-EXEMPT       GOVERNMENT         PLUS         ACHIEVERS       VALUE          INDEX          GROWTH
                           ----------       ----------       -------        ---------       ------      ------------      -------
  Net realized gains
    (losses) on
    investments            $(198,579)       $(25,745)        $985,686       $1,635,976   $(337,615)      $11,509,167    $(123,316)
  Net realized gains
    on options and futures        --              --          391,946               --          --           495,860           --
                           ---------        --------       ----------       ----------    ---------      -----------    ---------
  Total net realized
    gains (losses) on
    investments            $(198,579)       $(25,745)      $1,377,632       $1,635,976    $(337,615)     $12,005,027    $(123,316)
                           ---------        --------       ----------       ----------    ---------      -----------    ---------
                           ---------        --------       ----------       ----------    ---------      -----------    ---------

   (e) Federal Income Taxes

       Provision has not been made for Federal income taxes since each portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 1998, the Government Portfolio has capital loss carryforwards of $1,963,517 and $151,408 expiring in 2002 and 2005, respectively. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforwards are exhausted.

       Distributions in excess of net realized gains on investments in the PSE Tech 100 Index Portfolio of $89,874 and $72,790, for the years ended December 31, 1998 and 1997, are the result of losses on wash sales which are currently recognized for book purposes but are deferred for tax purposes and the reversal of Section 1256 mark to market losses utilized in 1997. This distribution does not represent a tax return of capital.

       Distributions in excess of net realized gains on investments in the S&P 100 Plus Portfolio of $1,281,681 and $70,840, for the years ended December 31, 1998 and 1997 are as a result of current year Section 1256 mark to market gains and the reversal of Section 1256 mark to market losses utilized in 1997. This distribution does not represent a tax return of capital.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1998, reclassifications were recorded to increase undistributed net investment income by $2,259, $8,542 and $44,272, and decrease capital stock by $2,259, $8,542 and $44,272 in the Tax-Exempt, Select Value and PSETech 100 Portfolios.

   (f) Expenses

       Fund expenses associated with a specific portfolio are charged to that portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each portfolio to the combined net assets of the Fund.

   (g) Distributions to Shareholders

       Dividends to shareholders are recorded on the ex-dividend date.

   (h) Deferred Organization Costs

       Costs incurred with the organization, initial registration and public offering of shares aggregating $13,627 for the Select Value Portfolio and $16,900 for the PSETech 100 Index Portfolio have been paid by the Fund and are being amortized over a five year period.

   (i) Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

   On May 1, 1999 the Fund assigned the Investment Advisory Agreement from Ziegler Asset Management, Inc. ("ZAMI") to B.C. Ziegler and Company ("BCZ"). Both entities are wholly owned subsidiaries of The Ziegler Companies, Inc. The Fund has Investment Advisory Agreements ("the Agreements") with Ziegler Asset Management, Inc. ("ZAMI"), (with whom certain officers and directors of the Fund are affiliated) to serve as Investment Advisor (the "Advisor"). Pursuant to the Agreement, BCZ manages the Tax-Exempt Portfolio, and Government Portfolio. Under the Agreement, the Tax-Exempt and Government Portfolios pay BCZ a monthly fee based upon the average daily net assets of each portfolio at the rate of .60% of the first $50,000,000 of each portfolio's average daily net assets, reducing to .50% on the next $200,000,000 of each portfolio's average daily net assets and .40% of each portfolio's average daily net assets in excess of $250,000,000.

   Pursuant to the Agreement, the S&P 100 Plus Portfolio pays BCZ a monthly fee based upon the S&P 100 Plus average daily net assets at the rate of 0.575% of the first $20,000,000, .45% of the next $30,000,000, .40% of the next
   $50,000,000, .35% of the next $400,000,000 and .30% of assets over
   $500,000,000.

   Pursuant to the Agreement, the Dividend Achievers Portfolio pays BCZ a monthly fee based upon the Dividend Achievers average daily net assets at the rate of .75% of the first $250,000,000 of average daily net assets, reducing to .70% on the next $250,000,000 and .65% on the average daily net assets of over $500,000,000.

   Under its Agreement, the PSETech 100 Index Portfolio pays BCZ a monthly fee based upon the PSE Tech 100 average daily net assets at the rate of .50% of the first $50,000,000 of average daily net assets, .30% of the next $200,000,000 of average daily net assets, .25% of the next $250,000,000 of average daily net assets and .20% of average daily net assets in excess of $500,000,000.

   Pursuant to the Agreement, BCZ has retained Skyline Asset Management, Inc. ("Skyline") to manage the Select Value Portfolio. Under the Agreement, the Select Value Portfolio pays BCZ a monthly fee based on the average daily net assets of the Portfolio at the rate of .75% of the first $250,000,000 of the Portfolio's average daily net assets, and .65% on average daily net assets exceeding $250,000,000. ZAMI pays Skyline 50% of the fee paid by the Select Value Portfolio.

   Pursuant to the Agreement, BCZ has retained Geneva Capital Management ("Geneva") to manage the Managed Growth Portfolio. Under the Agreement, the Managed Growth Portfolio pays BCZ a monthly fee based on the average daily net assets of the Portfolio at the rate of .75% of the first $250,000,000 of the Portfolio's average daily assets, and .65% on the average daily net assets exceeding $250,000,000. BCZ pays Geneva 50% of the fee paid by the Managed Growth Portfolio.

   The Advisor voluntarily reimbursed the S&P 100 Plus Portfolio $9,426, the Dividend Achievers Portfolio $3,994, the Select Value Portfolio $37,523, the PSE Tech 100 Index Portfolio $100,896 and the Managed Growth Portfolio $59,624 in 1999. The Advisor is not obligated to continue the voluntary reimbursement in the future.

   Ziegler has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services and a Transfer and Dividend Disbursing and Shareholder Services Agency Agreement with the Fund to provide Transfer Agent Services. In addition, each Portfolio pays Ziegler commissions on sales of Portfolio shares. The transfer agent fees, commissions, accounting and pricing fees paid to Ziegler for the period ended June 30, 1999, were as follows for each Portfolio:

                                                                             ACCOUNTING
                                   TRANSFER           COMMISSIONS           AND PRICING       12B-1
                                  AGENT FEES      ON PORTFOLIO SHARES          FEES           FEES
                                  ----------      -------------------       -----------       -----

   Tax-Exempt Portfolio            $ 17,351            $    9,746             $ 13,066      $ 43,999
   Government Portfolio              16,684                23,992               10,970        37,191
   S&P100 Plus Portfolio             51,530               538,315               28,474       158,032
   Dividend Achievers Portfolio      14,422                22,641               11,743        48,164
   Select Value Portfolio             9,122                36,328                9,500         7,794
   PSE Tech 100 Index Portfolio      45,564               582,341               19,109        48,596
   Managed Growth Portfolio           1,317                74,324                7,918         1,333
                                   --------            ----------             --------      --------
                         TOTAL     $155,990            $1,287,687             $100,780      $345,109
                                   --------            ----------             --------      --------
                                   --------            ----------             --------      --------

   During the period ended June 30, 1999, an affiliate of Ziegler received $5,751, $1,926, $4,994 and $2,707 representing commissions from the purchases and sales of investments of the S&P 100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Portfolio and Managed Growth Portfolio, respectively.

3. INVESTMENT TRANSACTIONS --

   Purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 1999 aggregated:

                                        PURCHASES         PROCEEDS FROM SALES
                                       -----------        -------------------

   Tax-Exempt Portfolio                $ 7,546,853           $11,140,251
   Government Portfolio                  3,988,801             2,676,036
   S&P100 Plus Portfolio                35,721,377             7,472,406
   Dividend Achievers Portfolio          1,547,373             1,813,993
   Select Value Portfolio                6,264,346             6,786,557
   PSE Tech 100 Index Portfolio         88,091,764            28,138,911
   Managed Growth Portfolio              6,278,342               544,635

   Net tax basis unrealized appreciation (depreciation) on investments as of June 30, 1999, included:

                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100      MANAGED
                           TAX-EXEMPT       GOVERNMENT         PLUS         ACHIEVERS       VALUE          INDEX          GROWTH
                           ----------       ----------       -------        ---------       ------      ------------      -------

  Gross unrealized
    appreciation         $        --       $        --    $109,231,753     $26,821,929    $1,772,178    $ 43,894,284   $  533,739
  Gross unrealized
    (depreciation)        (2,317,653)       (1,392,744)       (489,946)         (9,308)     (366,480)     (3,138,994)    (157,160)
                         -----------       -----------    ------------     -----------    ----------    ------------   ----------

  Net unrealized
    appreciation
    (depreciation)       $(2,317,653)      $(1,392,744)   $108,741,807     $26,812,621    $1,405,698    $ 40,755,290   $  376,579
                         -----------       -----------    ------------     -----------    ----------    ------------   ----------
                         -----------       -----------    ------------     -----------    ----------    ------------   ----------
Tax basis cost
  of investments         $50,821,765       $39,021,295    $114,003,581     $18,093,731    $9,692,337    $114,675,120   $5,733,706
                         -----------       -----------    ------------     -----------    ----------    ------------   ----------
                         -----------       -----------    ------------     -----------    ----------    ------------   ----------


4. LINE OF CREDIT --

   The Fund has an available line of credit of $3,000,000. However, each Portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by Ziegler. Each Portfolio's policies allow borrowings for temporary or emergency purposes.

5. CAPITAL SHARE TRANSACTIONS --

   (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into nine separate portfolios: Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Managed Growth Portfolio and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first eight portfolios and 400,000,000 in the Cash Reserve Portfolio. Each portfolio (other than the Cash Reserve Portfolio) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolio also have designated Class B (contingent deferred sales charge) shares. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of Class X (Retail Shares) and 200,000,000 shares of Class Y (Institutional Shares). The remaining 200,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

   (b) Capital share activity during the years ended December 31, 1998 and six months ended June 30, 1999, were as follows:

                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100      MANAGED
                           TAX-EXEMPT       GOVERNMENT         PLUS         ACHIEVERS       VALUE          INDEX          GROWTH
                           ----------       ----------       -------        ---------       ------      ------------      -------
    CLASS A SHARES
    --------------
    SHARES OUTSTANDING
      AT DECEMBER 31, 1997   6,330,386      4,382,997       3,910,233       1,574,239       704,173       2,190,175          --
      Shares issued            190,850        187,980         955,644         111,801       448,577       1,719,208          --
      Shares issued in
      distributions            290,135        159,302         102,379         100,863           124         100,656          --
      Shares redeemed         (870,402)      (534,125)       (378,892)       (203,074)     (221,718)       (423,487)         --
                             ---------      ---------       ---------       ---------      --------       ---------      ------

    SHARES OUTSTANDING
      AT DECEMBER 31, 1998   5,940,969      4,196,154       4,589,364       1,583,829       931,156       3,586,552          --
      Shares issued             64,487        222,184         503,160          42,409       144,973       1,581,835     529,570
      Shares issued in
        distributions           71,789         84,031           7,434             474            --              42          --
      Shares redeemed         (508,613)      (257,087)       (201,176)       (121,570)     (174,121)       (205,117)     (5,343)
                             ---------      ---------       ---------       ---------      --------       ---------     -------
    SHARES OUTSTANDING
      AT JUNE 30, 1999       5,568,632      4,245,282       4,898,782       1,505,142       902,008       4,963,312     524,227
                             ---------      ---------       ---------       ---------      --------       ---------     -------
                             ---------      ---------       ---------       ---------      --------       ---------     -------
    CLASS B SHARES
    --------------
    SHARES OUTSTANDING
      AT JULY 27, 1998 (commencement of operations)                --              --            --              --          --
      Shares issued                                           174,934          11,323        90,380         387,176          --
      Shares issued in distributions                            3,157             822            --          11,012          --
      Shares redeemed                                          (2,698)             --          (558)        (41,545)         --
                                                              -------          ------       -------       ---------     -------
   SHARES OUTSTANDING
      AT DECEMBER31, 1998                                     175,393          12,145        89,822         356,643          --
      Shares issued                                           425,832          12,857        37,599       1,066,733     102,201
      Shares issued in distributions                               --              --            --               9          --
      Shares redeemed                                         (10,200)         (1,698)      (21,565)        (72,473)     (1,034)
                                                              -------          ------       -------       ---------     -------
    SHARES OUTSTANDING
      AT JUNE 30, 1999                                        591,025          23,304       105,856       1,350,912     101,167
                                                              -------          ------       -------       ---------     -------
                                                              -------          ------       -------       ---------     -------

  * Amounts shown for the Managed Growth are from its commencement of operations.

   (c) For the S&P 100 Plus Portfolio, the Dividend Achievers Portfolio, the Select Value Portfolio, the PSE Tech 100 Index Portfolio and the Managed Growth Portfolio, the maximum offering price per Class A Share is computed based on a maximum sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

       For the Tax-Exempt and Government Portfolios, the maximum offering price per share is computed based on a maximum sales charge of 3.5% of the offering price or 3.62% of the net asset value. For these portfolios the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

6. FUTURES CONTRACTS WRITTEN --

   An analysis of the futures contracts written for the period ended June 30, 1999, in the S&P 100 Plus and PSE Tech 100 Index Portfolios, respectively, were as follows:
                                        NUMBER OF              AGGREGATE FACE
                                        CONTRACTS            VALUE OF CONTRACTS
                                        ---------            ------------------
   S&P 100 PLUS PORTFOLIO:
   Outstanding at December 31, 1998          7                   $ 1,826,806
   Contracts opened                         17                     5,628,674
   Contracts closed                        (19)                   (5,792,252)
                                           ---                   -----------
   Outstanding at June 30, 1999              5                   $ 1,663,228
                                           ---                   -----------
                                           ---                   -----------

                                        NUMBER OF              AGGREGATE FACE
                                        CONTRACTS            VALUE OF CONTRACTS
                                        ---------            ------------------
   PSE TECH 100 INDEX PORTFOLIO:
   Outstanding at December 31, 1998         40                   $ 1,675,695
   Contracts opened                        110                     5,751,380
   Contracts closed                        (90)                   (4,138,295)
                                           ---                   -----------
   Outstanding at June 30, 1999             60                   $ 3,288,780
                                           ---                   -----------
                                           ---                   -----------

   The number of financial futures contracts and the gross unrealized appreciation, as of June 30, 1999, for each Portfolio were as follows:

                                        NUMBER OF                  UNREALIZED
                                        CONTRACTS                 APPRECIATION
                                        ---------                 ------------
   S&P 100 PLUS PORTFOLIO:
   S&P 500 Index Futures Contract
     expiration date September 1999          5                      $ 63,898
   PSE TECH 100 INDEX PORTFOLIO:
   PSE Technology 100 Index Futures
     Contract expiration
     date September 1999                    60                      $341,220


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              TAX-EXEMPT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)


-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                            S&P              MOODY'S
  AMOUNT                     DESCRIPTION                                            RATING            RATING                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM TAX-EXEMPT SECURITIES -- 99.0%

ALABAMA -- 2.0%
$1,000,000     The Board of Trustees of Alabama Agricultural and Mechanical          AAA               Aaa             $   960,000
               University Revenue Bonds, Series 1998, 5.00%, due 11-01-2016

ARIZONA -- 1.8%
 1,000,000     Scottsdale Preserve Authority Excise Tax Revenue Bonds,               AAA               Aaa                 877,500
               Series 1998,4.50%, due 7-2-2024

ARKANSAS -- 3.5%
 1,700,000     City of Conway, Arkansas, Sales and Use Tax Capital Improvement       AAA               NR                1,714,875
               Bonds, Series 1997A, 5.35%, due 12-01-2017

COLORADO -- 2.0%
 1,000,000     City of Colorado Springs, Colorado, Revenue Bonds (The Colorado       AA-               Aa3                 962,500
               College Project) Series 1999, 5.25%, due 06-01-2024

DISTRICT OF COLUMBIA -- 2.4%
+1,175,000     District of Columbia Water and Sewer Authority Public                 AAA               Aaa               1,195,563
<F25>          Utility Revenue Bonds, 5.50%, due 10-01-2028

GEORGIA -- 1.9%
 1,000,000     The Atlanta Development Authority Revenue Bonds, (Student             AAA               Aaa                 907,500
               Recreation Center Project at Georgia State University),
               Series 1998, 4.750%, due 10-01-2018

ILLINOIS -- 10.7%
 1,000,000     Public Building Commission of Chicago Building Revenue Bonds,         AAA               Aaa               1,212,500
               Series A of 1990, (Board of Education of the City of Chicago),
               7.00%, due 01-01-2020

 1,000,000     State of Illinois Build Illinois Bonds (Sales Tax Revenue Bonds),     AAA               Aa2               1,127,500
               Series P, 6.50%, due 06-15-2022

 1,000,000     Community Unit School District #220 (Barrington) Lake, Cook, Kane     AAA               Aaa               1,112,500
               and McHenry Counties, Illinois, General Obligation School
               Bonds, Series 1998, 6.30%, due 12-01-2017

 1,800,000     Metropolitan Pier and Exposition Authority (Illinois) McCormick       AAA               Aaa               1,811,250
               Place Expansion Project Refunding Bonds, Series 1998A, 5.50%,
               due 12-15-2023

INDIANA -- 7.3%
 1,500,000     Indiana State Office Building Commission Capitol Complex Revenue      AAA               Aaa               1,839,375
               Bonds, Series 1990A (Senate Avenue Parking Facility), 7.40%,
               due 07-01-2015

 1,500,000     The Indianapolis Local Public Improvement Bond Bank, Series 1992D     AA                NR                1,732,500
               Bonds, 6.750%, due 02-01-2014

KANSAS -- 3.5%
 1,800,000     City of Topeka, Kansas, Water and Water Pollution Control Utility     NR                Aaa               1,716,750
               Revenue Bonds, Series 1998B, 5.05%, due 08-01-2018

LOUISIANA -- 2.0%
 1,000,000     Parishwide School District of the Parish of Orleans, State of         NR                Aaa                 957,500
               Louisiana,General Obligation School Bonds, Series 1998A, 5.125%,
               due 09-10-2022

MASSACHUSETTS -- 1.9%
 1,000,000     City of Springfield, Massachusetts, General Obligation State          AAA               Aaa                 950,000
               Qualified Municipal Purpose Loan of 1998 Bonds, 5.00%, due 11-15-2018

MICHIGAN -- 9.4%
 2,250,000     Dexter Community Schools Counties of Washtenaw and Livingston,        AAA               Aaa               2,196,562
               State of Michigan, 1998 School Building and Site Bonds,
               (Unlimited Tax General Obligation), 5.10%, due 05-01-2018

 1,000,000     Board of Control of Northern Michigan University, General             AAA               Aaa                 956,250
               Revenue Bonds, Series 1997, 5.125%, due 12-01-2020

 1,500,000     Standish-Sterling Community Schools, State of Michigan,               AAA               Aaa               1,445,625
               1998 SchoolBuilding and Site Bonds, (General Obligation -
               Unlimited Tax), 5.10%, due 05-01-2018

MINNESOTA -- 1.9%
 1,000,000     Minnesota Public Facilities Authority Water Pollution                 AAA               Aaa                 925,000
               Control Revenue Bonds, Series 1998A, 4.750%, due 03-01-2019

MISSISSIPPI -- 6.1%
 1,000,000     Mississippi Business Finance Corporation Revenue Refunding Bonds,     AAA               Aaa                 940,000
               Series 1998A, (Millsap College Project), 5.00%, due 11-01-2019

 1,000,000     Certificates of Participation (East Mississippi Correctional          AAA               Aaa                 943,750
               Facility Project), Series 1997, Payments under Lease/Purchase
               Agreement, 5.0%, due 01-01-2018

 1,130,000     Mississippi State University Educational Building Corporation         NR                Aaa               1,120,112
               Revenue Bonds, Series 1998, 5.25%, due 08-01-2017

NEVADA -- 1.9%
 1,000,000     Clark County, Nevada, General Obligation (Limited Tax)                AA-               Aa3                 945,000
               Las Vegas Convention and Visitors Authority Refunding Bonds,
               Series 1998A, 5.00%, due 07-01-2024

NEW MEXICO -- 2.0%
 1,000,000     Bernalillo County, New Mexico, Gross Receipts Tax Refunding           AA                Aa3                 972,500
               Revenue Bonds, Series 1998, 5.25%, due 04-01-2027

NEW YORK -- 2.7%
 1,200,000     County of Monroe, New York General Obligation Bonds Public            AA                Aa2               1,303,500
               Improvement Refunding Bonds-1996, Series A, 6.00%, due 03-01-2019

OKLAHOMA -- 2.2%
 1,000,000     Tulsa Industrial Authority Revenue and Refunding Bonds, (The          AAA               Aaa               1,086,250
               University of Tulsa), Series 1996A, 6.00%, due 10-01-2016

PENNSYLVANIA -- 6.0%
 1,000,000     Delaware Valley Regional Finance Authority, (Bucks, Chester,          AAA               Aaa               1,048,750
               Delaware and Montgomery Counties, Pennsylvania), Local Government
               Revenue Bonds, 1997 Series B, 5.70%, due 07-01-2027

 1,000,000     Nazareth Area School District, Northampton County, Pennsylvania,      AAA               Aaa                 953,750
               General Obligation Bonds Improvement Series of 1998, 5.00%,
               due 08-15-2017

 1,000,000     Public Auditorium Authority of Pittsburgh and Allegheny County,       AAA               Aaa                 948,750
               Allegheny County, Pennsylvania), Hotel Room Excise Tax Revenue
               Bonds, Series of 1999, 5.00%, due 02-01-2017

SOUTH CAROLINA -- 1.9%
 1,000,000     City of Spartanburg, South Carolina, Water System Refunding           AAA               Aaa                 952,500
               Revenue Bonds, Series 1997, 5.00%, due 06-01-2019

TENNESSEE -- 5.7%
 1,000,000     Harpeth Valley Utilities District of Davidson and Williamson          AAA               Aaa                 951,250
               Counties,Tennessee, Utilities Improvement Revenue Bonds,
               Series 1998, 5.05%, due 09-01-2020

 1,000,000     Knox County, Tennessee General Obligation Public Improvement          AA                Aa2                 920,000
               Bonds, Series 1998, 4.75%, due 04-10-2018

 1,000,000     City of Knoxville, Tennessee, Gas System Revenue Refunding and        AA                Aa3                 940,000
               Improvement Bonds, Series H-1998, 5.100%, due 03-01-2024

TEXAS -- 3.7%
 2,000,000     Austin Independent School District, (Travis County, Texas),           AAA               Aaa               1,920,000
               Unlimited Tax Refunding Bonds, Series 1998, 5.00%, due 08-01-2016

VIRGINIA -- 6.2%
 2,000,000     Chesapeake Bay Bridge and Tunnel District, General Resolution         AAA               Aaa               2,050,000
               Revenue Bonds, Refunding Series 1998, 5.50%, due 07-01-2025

 1,000,000     Commonwealth Transportation Board, Commonwealth of Virginia,          AA                Aa2                 963,750
               Revenue Refunding Bonds, Series 1997C, (U.S. Route 58
               Corridor Development Program), 5.125%, due 05-15-2019

WASHINGTON -- 3.9%
 2,000,000     Washington Higher Education Facilities Authority Revenue and          AAA               Aaa               1,897,500
               Refunding Revenue Bonds (Gonzaga University Project), Series
               1998, 5.00%, due 04-01-2017

WISCONSIN -- 6.2%
 1,200,000     Southeast Wisconsin Professional Baseball Park District               AAA               Aaa               1,219,500
               Sales Tax Revenue Refunding Bonds, Series 1998A, 5.50%,
               due 12-15-2020

 1,000,000     School District of Waupun, Dodge and Fond du Lac Counties,            NR                Aaa                 915,000
               Wisconsin, General Obligation Refunding Bonds, 4.75%,
               due 04-01-2018

 1,000,000     Wisconsin State Transportation Revenue Refunding Bonds, Series B,     AAA               Aaa                 910,000
               4.75%, due 07-01-2019                                                                                     ---------

Total Municipal Bonds (Cost $50,820,765)                                                                                48,503,112

SHORT-TERM TAX-EXEMPT SECURITIES -- 0.0%

MONEY MARKET
    $1,000     Firstar Tax-Exempt Money Market Fund                                                                          1,000
                                                                                                                        ----------
Total Investments                                                                                                      $48,391,112
                                                                                                                       -----------
                                                                                                                       -----------

*<F24> Non-income producing

+<F25> Segregated as collateral against "when issued" purchase

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                            JUNE 30, 1999 (UNAUDITED)


------------------------------------------------------------------------------------------------
  PRINCIPAL                                            INTEREST                          MARKET
   AMOUNT                 DESCRIPTION                    RATE         MATURITY           VALUE
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 98.0%
U.S. GOVERNMENT OBLIGATIONS -- 79.6%
$1,000,000     U.S. Treasury Note                      5.750%      11-30-2002       $ 1,001,562
 6,000,000     U.S. Treasury Note                     11.125%      08-15-2003         7,153,122
 5,875,000     U.S. Treasury Note                      7.875%      11-15-2004         6,416,599
 4,400,000     U.S. Treasury Bond                     10.750%      08-15-2005         5,472,500
 7,000,000     U.S. Treasury Note                      6.250%      02-15-2007         7,133,434
 3,000,000     U.S. Treasury Note                      9.125%      05-15-2009         3,382,500
                                                                                    -----------
Total U.S. Government Obligations                                                    30,559,717
                                                                                    -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS -- 18.4%
   345,890   Pool #407884                              7.000%      09-15-2025           342,230
   349,089   Pool #420853                              7.000%      01-15-2026           345,395
   558,715   Pool #422688                              7.000%      05-15-2026           552,803
   404,759   Pool #451586                              7.000%      08-15-2027           400,477
 1,764,487   Pool #456741                              7.000%      03-15-2028         1,745,817
   936,533   Pool #457779                              7.000%      07-15-2028           926,623
 1,838,749   Pool #22617                               7.500%      07-20-2028         1,851,271
   913,888   Pool #433945                              7.000%      08-15-2028           904,218
                                                                                     ----------
Total Agency Obligations                                                              7,068,834
                                                                                     ----------
Total U.S. Government and Agency Obligations (Cost $39,021,295)                      37,628,551
                                                                                     ----------
SHORT-TERMINVESTMENTS -- 0.4%

MONEY MARKET
$  165,000  Firstar Government Trust                                                    165,000
                                                                                    -----------
Total Short-Term Investments                                                            165,000
                                                                                    -----------
Total Investments                                                                   $37,793,551
                                                                                    -----------
                                                                                    -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             S&P100 PLUS PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

                                           NUMBER
                                          OF SHARES            MARKET
                                         OR PAR VALUE          VALUE
                                         ------------          ------
COMMON STOCKS -- 99.0%

BASIC INDUSTRIES -- 3.0%
       Alcoa Inc.                           14,500         $    897,188
*<F26> Bethlehem Steel Corporation           4,600               35,362
       Boise Cascade Corporation             1,566               67,142
       Champion International                3,000              143,625
       Dow Chemical Company                  8,250            1,046,719
       Homestake Mining Company              9,600               78,600
       International Paper Company          15,600              787,800
       Weyerhaeuser Company                  7,400              508,750
       DuPont (E.I.) de Nemours
         and Company                        44,500            3,039,906
                                                           ------------
                                                              6,605,092
                                                           ------------
CONSUMER STAPLES -- 0.4%
       Campbell Soup Company                17,100              793,013
                                                           ------------
                                                                793,013
                                                           ------------
CONSUMER DURABLES -- 2.1%
       Black & Decker Corporation            3,000              189,375
       Brunswick Corporation                 3,100               86,412
       Ford Motor Company                   47,900            2,703,356
       General Motors Corporation           25,700            1,696,200
                                                           ------------
                                                              4,675,343
                                                           ------------
CONSUMER NONDURABLES -- 7.4%
       Avon Products, Inc.                   9,600              532,800
       Coca-Cola Company                    91,300            5,706,250
       Colgate-Palmolive Company            12,300            1,214,625
       Eastman Kodak Company                12,100              819,775
       Heinz (H.J.) Company                 13,700              686,713
       International Flavors &
         Fragrances Inc.                     3,450              153,094
       PepsiCo, Inc.                        59,800            2,313,512
       Polaroid Corporation                  1,500               41,438
       Procter & Gamble Company             53,400            4,765,950
       Ralston Purina Group                 12,500              380,469
                                                           ------------
                                                             16,614,626
                                                           ------------
CONSUMER SERVICE -- 7.5%
*<F26> CBS Corporation                      28,000            1,216,250
       Walt Disney Company                  75,000            2,310,937
*<F26> Harrah's Entertainment, Inc.          4,750              104,500
*<F26> Kmart Corporation                    19,000              312,313
       Limited (The), Inc.                   8,539              387,457
       May Department Stores Company        13,450              549,769
       McDonald's Corporation               47,200            1,949,950
       Sears, Roebuck &Co.                  15,500              690,719
       Tandy Corporation                     7,400              361,675
*<F26> Toys "R" Us, Inc.                     9,725              201,186
       Wal-Mart Stores, Inc.               178,900            8,631,925
                                                           ------------
                                                             16,716,681
                                                           ------------
CAPITAL GOODS -- 9.5%
       Allegheny Teledyne Inc.               7,092              160,456
       The Boeing Company                   38,712            1,710,587
       Fluor Corporation                     2,700              109,350
       General Dynamics Corporation          4,500              308,250
       General Electric Company            132,300           14,949,900
       Minnesota Mining &
         Manufacturing Company              15,900            1,382,306
       Raytheon Company, Class B Shares     12,700              893,762
       Rockwell International Corporation    7,000              425,250
       United Technologies Corporation      19,200            1,376,400
                                                           ------------
                                                             21,316,261
                                                           ------------
ENERGY -- 6.9%
+<F27> Atlantic Richfield Company           12,700            1,061,244
       Baker Hughes Incorporated            12,360              414,060
       Coastal Corporation                   7,700              308,000
       Exxon Corporation                    96,900            7,473,413
       Halliburton Company                  17,200              778,300
       Mobil Corporation                    30,900            3,059,100
       Occidental Petroleum Corporation     13,100              276,737
       Schlumberger Limited                 21,700            1,382,019
       Williams Companies, Inc.             17,200              732,075
                                                           ------------
                                                             15,484,948
                                                           ------------
FINANCIAL -- 13.3%
       American International Group, Inc.   49,396            5,782,419
       American Express Company             17,600            2,290,200
       American General Corporation          9,500              716,063
       Bank One Corporation                 47,044            2,802,058
       Bank of America Corporation          69,790            5,116,479
       CIGNA Corporation                     8,100              720,900
       Citigroup Inc.                      135,625            6,442,187
       Hartford Financial Services Group     8,500              495,656
       Merrill Lynch &Co., Inc.             14,500            1,159,094
       U.S. Bankcorp                        29,000              986,000
       Wells Fargo Company                  76,500            3,270,375
                                                           ------------
                                                             29,781,431
                                                           ------------
HEALTH CARE -- 9.1%
       Baxter International Inc.            11,200              679,000
       Bristol-Myers Squibb Company         79,140            5,574,424
       Columbia/HCA Healthcare
         Corporation                        22,400              511,000
       Johnson &Johnson                     53,800            5,272,400
       Mallinckrodt, Inc.                    2,400               87,300
       Merck &Co., Inc.                     95,300            7,052,200
       Pharmacia & Upjohn, Inc.             19,760            1,122,615
                                                           ------------
                                                             20,298,939
                                                           ------------
TECHNOLOGY -- 31.8%
*<F26> Ceridian Corporation                  4,900              160,169
*<F26> Cisco Systems, Inc.                 141,450            9,123,525
       Computer Sciences Corporation         5,800              401,288
*<F26> FDX Corporation                      11,400              618,450
       Harris Corporation                    2,500               97,969
       Hewlett-Packard Company              42,000            4,221,000
       Honeywell Inc.                        4,600              533,025
       International Business Machines
         Corporation                        74,200            9,590,350
       Intel Corporation                   134,100            7,978,950
       Lucent Technologies, Inc.           123,000            8,294,812
*<F26> Microsoft Corporation               212,600           19,173,863
       Monsanto Company                     24,800              978,050
*<F26> National Semiconductor Corporation    6,000              151,875
       Nortel Networks Corp.                33,700            2,925,581
*<F26> Oracle Corporation                   58,287            2,163,905
       Tektronix, Inc.                       1,600               48,300
       Texas Instruments Inc.               17,100            2,479,500
*<F26> Unisys Corporation                   10,300              401,056
       Xerox Corporation                    26,782            1,581,812
                                                           ------------
                                                             70,923,480
                                                           ------------
TRANSPORTATION -- 0.6%
       Burlington Northern
         Santa Fe Corporation               18,200              564,200
       Delta Air Lines, Inc.                 5,100              293,887
       Norfolk Southern Corporation         14,400              433,800
                                                           ------------
                                                              1,291,887
                                                           ------------
UTILITIES -- 7.4%
       AT&T Corp.                          136,738            7,631,690
       American Electric Power
         Company, Inc.                       6,900              259,181
       Ameritech Corporation                43,600            3,204,600
       Bell Atlantic Corporation            62,582            4,091,298
       Entergy Corporation                   9,400              293,750
       Southern Company                     27,600              731,400
       Unicom Corporation                    7,900              304,644
                                                           ------------
                                                             16,516,563
                                                           ------------
Total Common Stocks
  (Cost $112,340,355)                                       221,018,264
                                                           ------------
SHORT-TERM INVESTMENTS -- 0.6%

MONEY MARKET
  Firstar Institutional Money
    Market Fund                          1,351,000            1,351,000
                                                           ------------
Total Short-Term Investments                                  1,351,000
                                                           ------------
Total Security Holdings                                    $222,369,264
                                                           ------------
                                                           ------------
FUTURES CONTRACTS -- 0.8%

FUTURES
  S&P 500 Index Future expires
    September, 1999                              5            1,727,125
                                                           ------------
Total Futures Contracts
   (cost $1,663,227)                                          1,727,125
                                                           ------------

*<F26> Non-income producing
+<F27> Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                          DIVIDEND ACHIEVERS PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)


                                           NUMBER
                                          OF SHARES            MARKET
                                         OR PAR VALUE          VALUE
                                         ------------          ------
COMMON STOCKS -- 96.2%

CONSUMER DISCRETIONARY -- 1.5%
       Newell Company                       15,500         $    720,750
                                                           ------------
                                                                720,750
                                                           ------------
CONSUMER NONDURABLES -- 10.4%
       Gillette Company                     32,000            1,312,000
       Kimberly-Clark Corporation           21,600            1,231,200
       PepsiCo, Inc.                        37,000            1,431,438
       Sherwin-Williams Company             31,400              871,350
                                                           ------------
                                                              4,845,988
                                                           ------------
CONSUMER SERVICE -- 9.9%
       Walt Disney Company                  30,000              924,375
       McDonald's Corporation               33,200            1,371,575
       McGraw-Hill Companies, Inc.          17,000              916,937
       Walgreen Company                     48,000            1,410,000
                                                           ------------
                                                              4,622,887
                                                           ------------
CONSUMER NONCYCLICAL -- 2.3%
       Becton, Dickinson & Company          36,000            1,080,000
                                                           ------------
                                                              1,080,000
                                                           ------------
CAPITAL GOODS -- 9.0%
       Avery-Dennison Corporation           28,400            1,714,650
       General Electric Company             18,000            2,034,000
       Minnesota Mining &
         Manufacturing Company               5,000              434,688
                                                           ------------
                                                              4,183,338
                                                           ------------
ENERGY -- 9.8%
       Mobil Corporation                    14,400            1,425,600
       Royal Dutch Petroleum Company        24,000            1,446,000
       Williams Companies, Inc.             40,000            1,702,500
                                                           ------------
                                                              4,574,100
                                                           ------------


FINANCIAL -- 13.6%
       Bank One Corporation                 11,000              655,187
       Bank of America Corporation          22,632            1,659,209
       Federal Home Loan Mortgage
         Corporation                        16,000              928,000
       Federal National Mortgage
         Association                        24,000            1,641,000
       Jefferson-Pilot Corporation          22,500            1,489,219
                                                           ------------
                                                              6,372,615
                                                           ------------
HEALTH CARE -- 10.7%
       Johnson &Johnson                     21,600            2,116,800
       Merck & Co., Inc.                    24,000            1,776,000
       Pfizer,Inc.                          10,000            1,097,500
                                                           ------------
                                                              4,990,300
                                                           ------------
INDUSTRIAL -- 3.5%
       Illinois Tool Works, Inc.            20,000            1,640,000
                                                           ------------
                                                              1,640,000
                                                           ------------
TECHNOLOGY -- 18.3%
       Automatic Data Processing, Inc.      15,600              686,400
       Hewlett-Packard Company              20,000            2,010,000
       Intel Corporation                    32,400            1,927,800
       Johnson Controls, Inc.                9,000              623,812
       Nortel Networks Corp.                16,000            1,389,000
       Texas Instruments Inc.                7,400            1,073,000
       Xerox Corporation                    14,000              826,875
                                                           ------------
                                                              8,536,887
                                                           ------------
UTILITIES -- 7.2%
       AT&T Corp.                            9,000              502,312
       SBC Communications, Inc.             21,600            1,252,800
       Sprint Corporation                   30,000            1,584,375
                                                           ------------
                                                              3,339,487
                                                           ------------
Total Common Stocks
 (Cost $18,093,731)                                          44,906,352
                                                           ------------
SHORT-TERM DEBT -- 3.7%
MONEY MARKET
 Firstar Institutional Money
   Market Fund                           1,726,000            1,726,000
                                                           ------------
Total Short-Term Debt.                                        1,726,000
                                                           ------------
Total Investments                                           $46,632,352
                                                           ------------
                                                           ------------
*<F28> Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             SELECT VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

                                           NUMBER
                                          OF SHARES            MARKET
                                         OR PAR VALUE          VALUE
                                         ------------          ------
COMMON STOCKS -- 94.0%

AUTOS & TRANSPORTATION -- 5.8%
*<F29> Covenant Transport, Inc., Class A    17,200           $  270,900
*<F29> Dura Automotive Systems, Inc.         7,900              262,675
*<F29> Mesaba Holdings, Inc.                11,800              150,450
                                                            -----------
                                                                684,025
                                                            -----------
CONSUMERS DISCRETIONARY -- 22.1%
*<F29> CEC Entertainment, Inc.               3,400              143,650
*<F29> Department 56,  Inc.                  6,700              180,063
*<F29> Gadzooks, Inc.                        5,500               88,000
*<F29> Gildan Activeware, Inc. Class A
         Subordinate Voting Shares          14,300              241,312
*<F29> Heidrick & Struggles
         International, Inc.                12,000              228,000
*<F29> Kenneth Cole Productions, Inc.        7,600              211,850
       Midas, Inc.                           7,500              212,813
*<F29> RemedyTemp, Inc.                     15,900              214,650
*<F29> Safety-Kleen Corporation             19,075              345,734
*<F29> United Stationers                     9,600              211,200
       Warnaco Group, Inc.                   7,500              200,625
*<F29> Whitehall Jewellers, Inc.             4,200              112,087
*<F29> World Color Press, Inc.               8,100              222,750
                                                            -----------
                                                              2,612,734
                                                            -----------
CONSUMER STAPLES -- 4.8%
*<F29> Del Monte Foods Company              18,900              316,575
*<F29> International Home Foods, Inc.       13,200              243,375
                                                            -----------
                                                                559,950
                                                            -----------
ENERGY -- 2.6%
*<F29> Newfield Exploration Company         10,700              304,281
                                                            -----------
                                                                304,281
                                                            -----------
FINANCIAL -- 17.4%
       ARM Financial Group, Inc.             7,600               64,600
       American Capital Strategies, Ltd.     9,500              173,375
       CNA Surety Corporation                8,000              122,500
       Fremont General Corporation           5,500              103,813
*<F29> Gabelli Asset Management, Inc.       15,100              238,769
       HCC Insurance Holdings, Inc.          7,600              172,425
       Heller Financial, Inc.                8,200              228,062
       Peoples Heritage Financial
         Group, Inc.                        12,400              233,275
       Prentiss Properties Trust            10,400              244,400
       Radian Group Inc.                     3,300              161,081
       Raymond James Financial, Inc.         7,800              186,713
*<F29> StanCorp Financial Group, Inc.        4,200              126,000
                                                            -----------
                                                              2,055,013
                                                            -----------
HEALTH CARE -- 8.4%
       Arrow International, Inc.             7,100              183,712
       Cooper Companies, Inc.                8,100              201,994
       DENTSPLY International, Inc.          7,500              210,000
*<F29> US Oncology, Inc.                     8,600              103,200
*<F29> Wesley Jessen VisionCare, Inc.        9,100              294,613
                                                            -----------
                                                                993,519
                                                            -----------
MATERIALS & PROCESSING -- 5.3%
*<F29> Ivex Packaging Corporation           17,400              382,800
       Spartech Corporation                  7,700              243,513
                                                            -----------
                                                                626,313
                                                            -----------
PRODUCER DURABLES -- 8.7%
       Applied Power, Inc. Class A           8,600              234,887
       Belden Inc.                           5,200              124,475
*<F29> Kellstrom Industries, Inc.           10,200              186,150
       Pentair Inc.                          5,800              265,350
*<F29> TriStar Aerospace Co.                26,400              217,800
                                                            -----------
                                                              1,028,662
                                                            -----------
TECHNOLOGY -- 18.9%
*<F29> Artesyn Technologies, Inc.           11,000              244,063
*<F29> Black Box Corporation                 4,800              240,600
*<F29> CACI International, Inc.             12,400              279,000
       CTS Corporation                       3,200              224,000
*<F29> DII Group, Inc.                       7,800              291,037
*<F29> Keane, Inc.                           5,200              117,650
*<F29> Metro Information Services, Inc.      6,300              104,737
       National Data Corporation             4,400              188,100
*<F29> SCI Systems, Inc.                     3,600              171,000
*<F29> ScanSource, Inc.                      6,600              142,725
*<F29> Zebra Technologies Corporation        6,000              230,625
                                                            -----------
                                                              2,233,537
                                                            -----------
Total Common Stocks
 (cost $9,692,336)                                           11,098,034
                                                            -----------
SHORT-TERM DEBT -- 8.8%

DEMAND NOTE -- 6.7%
 American Family Financial Services,
   Inc. Demand Note                        400,000              400,000
 Pitney Bowes Capital Corporation,
   Variable Demand Note                    400,000              400,000
                                                            -----------
                                                                800,000
                                                            -----------
MONEY MARKET -- 2.1%
 Firstar Institutional Money
   Market Fund                             245,000              245,000
                                                            -----------
                                                                245,000
                                                            -----------
Total Short-Term Debt                                         1,045,000
                                                            -----------
Total Security Holdings                                     $12,143,034
                                                            -----------
                                                            -----------
*<F29>Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                          PSE TECH 100 INDEX PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

                                           NUMBER
                                          OF SHARES            MARKET
                                         OR PAR VALUE          VALUE
                                         ------------          ------

COMMON STOCKS -- 98.1%

BIOTECHNOLOGY --6.9%
*<F30> Amgen, Inc.                          29,700         $  1,807,988
*<F30> Biogen, Inc.                         29,700            1,910,081
*<F30> Centocor, Inc.                       29,700            1,384,762
*<F30> Chiron Corporation                   29,700              616,275
*<F30> Immunex Corporation                  29,700            3,784,894
       Monsanto Company                     29,700            1,171,294
                                                           ------------
                                                             10,675,294
                                                           ------------
CAD/CAM -- 2.3%
       Autodesk, Inc.                       29,700              878,006
*<F30> Evans & Sutherland Computer
         Corporation                        29,700              387,956
*<F30> Intergraph Corporation               29,700              230,175
*<F30> Mentor Graphics Corporation          29,700              380,531
*<F30> Synopsys, Inc.                       29,700            1,639,069
                                                           ------------
                                                              3,515,737
                                                           ------------

DATA COMMUNICATIONS -- 12.7%
*<F30> 3Com Corporation                     29,700              792,619
*<F30> Adaptec, Inc.                        29,700            1,048,781
*<F30> ADC Telecommunications, Inc.         29,700            1,353,206
*<F30> Cabletron Systems, Inc.              29,700              386,100
*<F30> Cisco Systems, Inc.                  29,700            1,915,650
       Lucent Technologies                  29,700            2,002,894
*<F30> Newbridge Networks Corporation       29,700              853,875
       Nortel Networks Corporation          29,700            2,578,331
*<F30> QUALCOMM Inc.                        29,700            4,261,950
       Scientific - Atlanta, Inc.           29,700            1,069,200
*<F30> Standard Microsystems Corporation    29,700              224,606
       Symbol Technologies, Inc.            29,700            1,095,188
*<F30> Tellabs, Inc.                        29,700            2,006,606
                                                           ------------
                                                             19,589,006
                                                           ------------
DATA STORAGE AND PROCESSING -- 1.4%
*<F30> Quantum Corporation                  29,700              716,512
*<F30> Seagate Technology, Inc.             29,700              761,063
*<F30> Storage Technology Corporation       29,700              675,675
                                                           ------------
                                                              2,153,250
                                                           ------------
ELECTRONIC EQUIPMENT -- 5.4%
       Linear Technologies                  29,700            1,997,325
*<F30> Maxim Integrated Products, Inc.      29,700            1,975,050
*<F30> Sensormatic Electronics Corporation  29,700              413,944
*<F30> Soletron Corporation                 29,700            1,980,619
*<F30> Vitesse Semiconductors               29,700            2,002,894
                                                           ------------
                                                              8,369,832
                                                           ------------
INFORMATION PROCESSING -- 12.7%
*<F30> America Online, Inc.                 29,700            3,281,850
       Automatic Data Processing, Inc.      29,700            1,306,800
*<F30> Ceridian Corporation                 29,700              970,819
*<F30> Computer Sciences Corporation        29,700            2,054,869
       Comsat Corporation                   29,700              965,250
*<F30> DST System, Inc.                     29,700            1,867,387
       Electronic Data Systems              29,700            1,679,906
       First Data Corporation               29,700            1,453,444
*<F30> SunGard Data Systems, Inc.           29,700            1,024,650
*<F30> Yahoo!, Inc.                         29,700            5,115,825
                                                           ------------
                                                             19,720,800
                                                           ------------
LARGE DIVERSIFIED COMPUTER
  MANUFACTURING -- 3.2%
+<F31> International Business
         Machines Corporation               29,700            3,838,725
*<F30> Unisys Corporation                   29,700            1,156,444
                                                           ------------
                                                              4,995,169
                                                           ------------

MEDICAL TECHNOLOGY -- 9.8%
*<F30> Acuson Corporation                   29,700              510,469
       Biomet, Inc.                         29,700            1,180,575
*<F30> Boston Scientific Corporation        29,700            1,304,944
*<F30> Coherent, Inc.                       29,700              553,163
*<F30> Genzyme Corporation                  29,700            1,440,450
       Medtronic, Inc.                      29,700            2,312,887
       Shared Medical Systems Corporation   29,700            1,937,925
*<F30> St. Jude Medical, Inc.               29,700            1,058,063
*<F30> Uniphase Corporation                 29,700            4,930,200
                                                           ------------
                                                             15,228,676
                                                           ------------
MICRO COMPUTER MANUFACTURERS -- 5.0%
*<F30> Apple Computer, Inc.                 29,700            1,375,481
       Compaq Computer Corporation          29,700              703,519
*<F30> Data General Corporation             29,700              432,506
*<F30> Dell Computer Corporation            29,700            1,098,900
*<F30> Gateway, Inc.                        29,700            1,752,300
*<F30> Micron Electronics, Inc.             29,700              298,856
*<F30> Sun Microsystems, Inc.               29,700            2,045,587
                                                           ------------
                                                              7,707,149
                                                           ------------
MINI AND MAINFRAME COMPUTER
  MANUFACTURERS -- 3.3%
*<F30> EMC Corporation                      29,700            1,633,500
       Hewlett-Packard Company              29,700            2,984,850
*<F30> Silicon Graphics, Inc.               29,700              486,338
                                                           ------------
                                                              5,104,688
                                                           ------------
OFFICE AUTOMATION EQUIPMENT -- 1.9%
       Harris Corporation                   29,700            1,163,869
       Xerox Corporation                    29,700            1,754,156
                                                           ------------
                                                              2,918,025
                                                           ------------
SEMICONDUCTOR CAPITAL EQUIPMENT
  MANUFACTURERS -- 6.3%
*<F30> Analog Devices, Inc.                 29,700            1,490,569
*<F30> Applied Materials, Inc.              29,700            2,194,087
*<F30> KLA Instruments Corporation          29,700            1,926,788
*<F30> Kulicke &Soffa Industries, Inc.      29,700              796,331
*<F30> Lam Research Corporation             29,700            1,386,619
*<F30> Novellus Systems, Inc.               29,700            2,027,025
                                                           ------------
                                                              9,821,419
                                                           ------------

SEMICONDUCTOR MANUFACTURERS -- 8.8%
*<F30> Advanced Micro Devices, Inc.         29,700              536,456
*<F30> Cypress Semiconductor Corporation    29,700              490,050
       Intel Corporation                    29,700            1,767,150
*<F30> Micron Technology, Inc.              29,700            1,197,281
       Motorola, Inc.                       29,700            2,814,075
*<F30> National Semiconductor Corporation   29,700              751,781
       Texas Instruments Inc.               29,700            4,306,500
*<F30> Xilinx, Inc.                         29,700            1,700,325
                                                           ------------
                                                             13,563,618
                                                           ------------
SOFTWARE PRODUCTS -- 10.9%
       Adobe Systems, Inc.                  29,700            2,440,039
*<F30> BMC Software, Inc.                   29,700            1,603,800
*<F30> Cadence Design Systems, Inc.         29,700              378,675
       Computer Associates
         International, Inc.                29,700            1,633,500
*<F30> Compuware Corp.                      29,700              944,831
*<F30> Informix Corporation                 29,700              253,377
*<F30> Microsoft Corporation                29,700            2,678,569
*<F30> Network Associates                   29,700              436,219
*<F30> Novell, Inc.                         29,700              787,050
*<F30> Oracle Corporation                   29,700            1,102,612
*<F30> PeopleSoft, Inc.                     29,700              512,325
       SAP AG                               29,700            1,028,363
*<F30> Siebel Systems, Inc.                 29,700            1,971,337
*<F30> Sybase, Inc.                         29,700              326,700
*<F30> Symantec Corporation                 29,700              757,350
                                                           ------------
                                                             16,854,747
                                                           ------------
TEST, ANALYSIS, AND INSTRUMENTATION
  EQUIPMENT -- 7.5%
       Honeywell Inc.                       29,700            3,441,488
       Millipore Corporation                29,700            1,204,706
       PE Biosystems Group                  29,700            3,408,075
       Tektronix, Inc.                      29,700              896,569
*<F30> Teradyne, Inc.                       29,700            2,130,975
*<F30> Thermo Instrument Systems, Inc.      29,700              501,187
                                                           ------------
                                                             11,583,000
                                                           ------------
Total Common Stocks
  (Cost $111,386,340)                                       151,800,410
                                                           ------------

SHORT-TERM INVESTMENTS -- 2.2%

MONEY MARKET
  Firstar Institutional Money
    Market Fund                          3,460,000            3,460,000
                                                           ------------
Total Short-Term Investments                                  3,460,000
                                                           ------------
TOTAL INVESTMENTS                                          $155,260,410
                                                           ------------
                                                           ------------
FUTURES CONTRACTS -- 2.3%

FUTURES
  PSE Technology 100 Index,
    expiring September, 1999                    60            3,630,000
                                                           ------------
Total Futures Contracts
  (Cost $3,288,780)                                           3,630,000
                                                           ------------
*<F30> Non-income producing

+<F31> Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                            MANAGED GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

                                           NUMBER              MARKET
                                          OF SHARES            VALUE
                                         ------------          ------

COMMON STOCKS -- 96.6%

BASIC INDUSTRIES --4.9%
       Cintas Corporation                    1,860           $  124,969
*<F32> Dionex Corporation                    3,010              121,905
       Ingersoll-Rand Company                1,000               64,625
                                                             ----------
                                                                311,499
                                                             ----------
CONSUMERS DISCRETIONARY -- 2.5%
       Newell Rubbermaid, Inc.               3,475              161,588
                                                             ----------
                                                                161,588
                                                             ----------
CONSUMER DURABLES -- 5.0%
       Harley-Davidson, Inc.                 2,850              154,969
       Regal-Beloit Corporation              2,810               66,386
       Snap-on Incorporated                  2,570               93,002
                                                             ----------
                                                                314,357
                                                             ----------
CONSUMER NONDURABLES -- 2.2%
       Valspar Corporation                   3,700              140,600
                                                             ----------
                                                                140,600
                                                             ----------
CONSUMER SERVICE -- 30.5%
       Central Parking Corporation           3,020              103,435
       Ecolab Inc.                           3,630              158,359
       Fastenal Company                      2,970              155,739
       Hannaford Bros. Co.                   1,000               53,500
       The Home Depot, Inc.                  2,640              170,115
*<F32> Interim Services Inc.                 5,515              113,747
*<F32> Kohl's Corporation                    2,590              199,916
*<F32> O'Reilly Automotive, Inc.             3,850              193,944
       Omnicom Group Inc.                    2,410              192,800
       Paychex, Inc.                         3,825              121,922
*<F32> Staples, Inc.                         4,510              139,528
*<F32> Starbucks Corporation                 4,890              183,680
       Walgreen Co.                          4,800              141,000
                                                             ----------
                                                              1,927,685
                                                             ----------
EDUCATION -- 1.0%
*<F32> DeVry, Inc.                           2,700               60,412
                                                             ----------
                                                                 60,412
                                                             ----------
FINANCIAL -- 9.9%
*<F32> Concord EFS, Inc.                     4,540              192,099
       Fifth Third Bancorp                   2,330              155,091
       MBIA, Inc.                            1,760              113,960
       Marshall & Ilsley Corporation         2,540              163,512
                                                             ----------
                                                                624,662
                                                             ----------
HEALTH CARE -- 4.5%
       Cardinal Health, Inc.                 2,150              137,869
*<F32> Patterson Dental Company              4,320              150,120
                                                             ----------
                                                                287,989
                                                             ----------
PRODUCER DURABLES -- 1.5%
       Kaydon Corporation                    2,860               96,167
                                                             ----------
                                                                 96,167
                                                             ----------
TECHNOLOGY -- 29.3%
*<F32> Acxiom Corporation                    5,740              143,141
*<F32> Biogen, Inc.                          2,890              185,863
*<F32> Cisco Systems, Inc.                   2,640              170,280
*<F32> Citrix Systems, Inc.                  3,100              175,150
*<F32> Comverse Technology, Inc.             2,645              199,698
*<F32> Electronic Arts Inc.                  1,900              103,075
*<F32> Fiserv, Inc.                          4,840              151,552
       Intel Corporation                     2,200              130,900
*<F32> Keane, Inc.                           2,460               55,658
*<F32> Legato Systems, Inc.                  2,257              130,342
*<F32> Metro Information Services, Inc.      3,332               55,394
*<F32> Microsoft Corporation                 1,510              136,183
*<F32> SunGard Data Systems, Inc.            4,190              144,555
*<F32> Zebra Technologies Corporation        1,800               69,188
                                                             ----------
                                                              1,850,979
                                                             ----------
TRANSPORTATION -- 5.3%
*<F32> Knight Transportation, Inc.           5,180              110,722
*<F32> Midwest Express Holdings, Inc.        2,000               68,000
       Southwest Airlines Co.                5,000              155,625
                                                             ----------
                                                                334,347
                                                             ----------
Total Common Stocks
 (Cost $5,733,706)                                            6,110,285
                                                             ----------
SHORT-TERM DEBT -- 1.7%

MONEY MARKET
 Firstar Institutional Money
   Market Fund                             108,000              108,000
                                                             ----------
                                                                108,000
                                                             ----------
Total Short-Term Debt                                           108,000
                                                             ----------
Total Investments                                            $6,218,285
                                                             ----------
                                                             ----------

*<F32> Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

PRINCIPAL PRESERVATION PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   James Brendemuehl, Senior Vice President of Sales
   John Lauderdale, Senior Vice President of Marketing
   Kathleen Cain, Secretary

INVESTMENT ADVISORS
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

   Ziegler Asset Management, Inc.
   (Sub-Advisor to S&P 100 Plus, Dividend Achievers and
   PSE Tech 100 Index Portfolios)
   215 North Main Street
   West Bend, Wisconsin 53095

   Skyline Asset Management, L.P.
   (Sub-Advisor to Select Value Portfolio)
   311 South Wacker Drive, Suite 4500
   Chicago, Illinois 60606

   Geneva Capital Management,Ltd.
   (Sub-Advisor to Managed Growth Portfolio)
   250 East Wisconsin Avenue
   Suite 1050
   Milwaukee, Wisconsin 53202

DISTRIBUTOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles &Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

AUDITOR
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

"Standard & Poor's," "Standard & Poor's 100," "S&P," "100" are trademarks of Standard & Poor's Corporation and have been licensed for use by B.C. Ziegler and Company.

PSE is the service mark of the Pacific Stock Exchange Incorporated and has been licensed for use by B.C. Ziegler and Company.

This report was prepared for the information of shareholders of Principal Preservation Portfolios, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 344-8/99